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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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Rockwell Medical, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ROCKWELL MEDICAL, INC.
30142 Wixom Road Wixom, Michigan 48393

Dear Shareholder:

        You are cordially invited to attend the 2014 annual meeting of shareholders of Rockwell Medical, Inc. (the "Company"), on Thursday, May 22, 2014 at 4:30 p.m. at the Wixom Community Center, 49015 Pontiac Trail, Wixom, Michigan. We look forward to greeting personally those shareholders who are able to attend.

        The attached notice and proxy statement describe the items of business to be transacted at the meeting and should be reviewed carefully by shareholders. A copy of the Company's 2013 Annual Report is also enclosed.

        Your vote is important, regardless of the number of shares you own. I urge you to vote now, even if you plan to attend the annual meeting. Please sign, date and mail the enclosed proxy card at your earliest convenience. If you receive more than one proxy card, please vote each card. Remember, you can always vote in person at the annual meeting even if you vote by proxy, provided you are a shareholder of record or have a legal proxy from a shareholder of record.

        Your continued interest and participation in the affairs of the Company are greatly appreciated.

Sincerely,

Robert L. Chioini
 President and CEO

Wixom, Michigan
April 14, 2014

ROCKWELL MEDICAL, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held May 22, 2014

To the Shareholders of Rockwell Medical, Inc.:

        Notice is hereby given that the 2014 annual meeting of shareholders of Rockwell Medical, Inc. (the "Company") will be held at the Wixom Community Center, 49015 Pontiac Trail, Wixom, Michigan, on May 22, 2014, at 4:30 p.m., to consider and take action upon the following matters:

          (1)   the election of one director for a term expiring in 2017;

          (2)   a non-binding proposal to approve the compensation of the Company's named executive officers;

          (3)   a proposal to approve an amendment to the Amended and Restated 2007 Long Term Incentive Plan to increase the number of common shares available for grants thereunder;

          (4)   a proposal to ratify the selection of Plante & Moran, PLLC as the Company's independent registered public accounting firm for 2014;

          (5)   a shareholder proposal, if properly presented at the meeting; and

          (6)   the transaction of such other business as may properly come before the meeting or any adjournment thereof.

        Only shareholders of record at the close of business on April 1, 2014 will be entitled to notice of, and to vote at, the meeting or any adjournment or postponement of the meeting.

        All shareholders as of the record date are cordially invited to attend the meeting. Whether or not you intend to be present, please complete, date, sign and return the enclosed proxy card in the stamped and addressed envelope enclosed for your convenience. Shareholders can help the Company avoid unnecessary expense and delay by promptly returning the enclosed proxy card. The business of the meeting to be acted upon by the shareholders cannot be transacted unless a majority of the outstanding common shares of the Company is represented at the meeting.

By Order of the Board of Directors,

THOMAS E. KLEMA
 Secretary

Wixom, Michigan
April 14, 2014

ROCKWELL MEDICAL, INC.
30142 Wixom Road Wixom, Michigan 48393

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
May 22, 2014

INTRODUCTION

General

        The annual meeting of shareholders of Rockwell Medical, Inc. will be held at the Wixom Community Center, 49015 Pontiac Trail, Wixom, Michigan on Thursday, May 22, 2014, at 4:30 p.m., Eastern Time, for the purposes set forth in the accompanying notice of annual meeting of shareholders. We expect that this proxy statement and accompanying proxy will be first sent or given to shareholders on or about April 18, 2014. References in this proxy statement to the "Company," "we," "our" and "us" are references to Rockwell Medical, Inc.

        It is important that your shares are represented at the annual meeting. Whether or not you plan to attend the annual meeting, please sign and date the enclosed proxy and return it to us. The proxy is solicited by our Board of Directors. The expenses incurred in connection with the solicitation of proxies will be borne by us and may include requests by mail and personal contact by our directors, officers, employees and investor relations consultants without additional compensation. This proxy statement, the form of proxy and the 2013 Annual Report are being furnished to banks, brokers and other nominees who hold our common stock on behalf of beneficial owners and if asked, we will reimburse banks, brokers and other nominees for their out-of-pocket expenses in forwarding proxy materials to beneficial owners.

Voting Rights and Outstanding Shares

        Only shareholders of record of shares of our common stock, no par value, which we refer to as our common shares, at the close of business on April 1, 2014, the record date for the annual meeting, will be entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof. As of the close of business on the record date, we had 40,772,476 outstanding common shares, the only class of stock outstanding and entitled to vote. Each common share is entitled to one vote on each matter submitted for a vote at the annual meeting. The presence, in person or by proxy, of the holders of record of a majority of the outstanding common shares entitled to vote is necessary to constitute a quorum for the transaction of business at the annual meeting or any adjournment or postponement thereof. Abstentions and votes withheld from the election of the director nominee will be treated as shares present at the meeting for purposes of determining the presence of a quorum.

        You are considered a shareholder of record if your shares are registered directly in your name with our transfer agent. If you are a shareholder of record, you may vote your shares in either of the following ways:

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  By signing and dating each proxy card you received and returning it in the envelope provided, or

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  By attending the annual meeting and voting in person.

        Valid proxies in the enclosed form which are returned in time for the annual meeting and executed and dated in accordance with the instructions on the proxy will be voted as specified in the proxy. If no specification is made, the proxies will be voted FOR the election of the director-nominee listed below, FOR the approval of the Board proposals listed in this proxy statement and AGAINST the shareholder proposal (if properly presented and voted upon at the meeting).

        If your shares are held in a stock brokerage account or by a bank or other nominee, then you are not a shareholder of record but, rather, are considered a beneficial owner holding shares in "street name." You are also invited to attend the annual meeting. If you hold your shares in street name, the proxy statement, 2013 Annual Report and a vote instruction card have been forwarded to you by your broker, bank or nominee who is considered, with respect to your shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the vote instruction card included in the mailing. In accordance with applicable regulations, unless you provide the record holder with instructions on how to vote your shares, your shares may not be voted by the record holder on the election of directors or any of the proposals other than the ratification of the selection of independent registered public accounting firm for 2014. Therefore, if you want the shares you beneficially own to be voted, you should return your voting instruction form or otherwise vote your shares as set forth below.

        If you are a street name holder, you may provide instructions on how to vote your shares in any of the following ways:

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  by mail by completing, signing and returning your voting instruction form in the self-addressed stamped envelope you received;

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  By Internet at www.proxyvote.com (have the 12-digit control number available and follow the instructions);

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  you request and obtain a legal proxy from your bank, broker or other agent or nominee, bring it to the meeting with you and attach it to the ballot you vote at the meeting.

Vote Required and Board Recommendation

        The vote required to approve each of the proposals listed in this proxy statement other than the election is a majority of the votes cast on the proposal. Abstentions and broker non-votes will not be considered votes cast and will have no effect on the outcome of the vote on these proposals. The election of the director nominee requires a plurality of the votes cast in the election. Withheld votes and broker non-votes will not be considered votes cast and will have no effect on the election. The Board recommends a vote FOR the director nominee, FOR each of the proposals listed in this proxy statement other than the shareholder proposal, and AGAINST the shareholder proposal.

Revocability of Proxies

        A shareholder giving a proxy may revoke it at any time before it is voted at the annual meeting by giving written notice of such revocation to our Secretary or by executing and delivering to the Secretary a later dated proxy. Attendance at the annual meeting by a shareholder who has given a proxy will not have the effect of revoking it unless such shareholder votes at the meeting or gives written notice of revocation to the Company's Secretary before the proxy is voted. Any written notice revoking a proxy, and any later dated proxy, must be received by the Company prior to the date of the annual meeting (unless delivered directly to the Company's Secretary at the annual meeting) and should be sent to Rockwell Medical, Inc., 30142 Wixom Road, Wixom, Michigan 48393, Attention: Thomas E. Klema, Secretary.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Shareholders to Be Held on May 22, 2014

        This proxy statement, the proxy card and the Company's 2013 Annual Report to Shareholders, which includes the Annual Report on Form 10-K, are available on the internet at http://www.rockwellmed.com. Directions to attend the meeting in person may be obtained by contacting Thomas E. Klema, Secretary, at (248)960-9009. Shareholders may request a copy of the proxy statement, proxy card and 2013 Annual Report to Shareholders by sending an e-mail to invest@rockwellmed.com, calling 800-449-3353 or by internet at http://www.rockwellmed.com.

 VOTING SECURITIES AND PRINCIPAL HOLDERS

        The following table sets forth information regarding the ownership of the common shares as of April 1, 2014 (unless otherwise indicated) with respect to

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  each current director and nominee,

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  each of the officers named in the Summary Compensation Table,

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  all current directors and executive officers as a group, and

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  each person known to us to be the beneficial owner of more than five percent of the common shares outstanding on the record date.

        The number of shares beneficially owned is determined under rules of the Securities and Exchange Commission, or SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire on the record date or within 60 days thereafter through the exercise of any stock option or other right. The persons named in the table have sole voting power and sole dispositive power with respect to the common shares beneficially owned, except as otherwise noted below.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(a)	Percent of Class
Patrick J. Bagley	427,949	1.1%
Ronald D. Boyd	179.999	0.4%
Robert L. Chioini(b)	3,680,000	8.7%
Ajay Gupta	815,215	2.0%
Kenneth L. Holt	263,175	0.7%
Thomas E. Klema	960,871	2.4%
Raymond D. Pratt	141,667	0.4%
All directors and current executive officers as a group (7 persons)	6,468,876	14.6%
Richmond Brothers, Inc.(c)	3,288,541	8.3%

(a)
Includes restricted shares subject to forfeiture to us under certain circumstances and shares that may be acquired upon exercise of stock options as set forth in the table below. Also includes 1,223,333 shares owned by Mr. Chioini, 259,620 shares owned by Mr. Klema that are pledged as collateral under standard margin loan arrangements.

Name	Restricted Shares	Option Shares
Patrick J. Bagley	—	249,999
Ronald D. Boyd	—	179,999
Robert L. Chioini	200,000	2,256,667
Ajay Gupta	150,000	585,000
Kenneth L. Holt	—	241,666
Thomas E. Klema	120,000	581,251
Raymond D. Pratt	75,000	66,667
All directors and current executive officers as a group	545,000	4,161,249
(b)
The address for Mr. Chioini is 30142 Wixom Road, Wixom, Michigan 48393.

(c)
Based on a Schedule 13G filed June 10, 2013 by Richmond Brothers, Inc., reporting ownership as of June 7, 2013. Richmond Brothers, Inc. has sole dispositive power over the reported common shares but has no voting power with respect to such shares. The address for Richmond Brothers, Inc. is 7415 Foxworth Court, Jackson, Michigan 49201.

ELECTION OF DIRECTORS

Background

        The Company's Restated Articles of Incorporation divide the directors into three classes, designated Class I, Class II and Class III. Each year, on a rotating basis, the terms of office of the directors in one of the three classes expire. Successors to the class of directors whose terms have expired will be elected for a three-year term. The term for the Class II director who is being elected this year will expire at the 2017 annual meeting of shareholders and upon the election and qualification of his successor. If for any reason the nominee becomes unavailable for election, the proxies solicited will be voted for a replacement nominee selected by management. Management has no reason to believe that the nominee named below is not available or will not serve if elected.

Class II Nominee For Term Expiring In 2017

        Kenneth L. Holt, age 61, has been a director since March 2000. Mr. Holt has over 25 years of experience in the dialysis industry, including the management and operation of dialysis clinics, and has also been a private investor for many years. He is currently an owner and a managing partner of two firms that provide contractual dialysis services; Southeast Acute Services, LLC and Southern Renal Administrators, since 2001. He was a founder and co-owner of Charleston Renal Care, LLC, a kidney disease management company specializing in the treatment of end-stage renal disease, until its sale in 2005. He was a founder and co-owner of Savannah Dialysis Specialists, LLC, a disease management company specializing in the treatment of end-stage renal disease, and served as the Managing Partner from October 1999 until its sale in 2004. From 1996 to October 1999, Mr. Holt served as Vice President for Gambro Healthcare, Inc., in its Carolinas Region, and held the same position at Vivra Renal Care, Inc., its predecessor company, which was acquired in 1997 by Gambro Healthcare, Inc. From 1986 to 1996, Mr. Holt was also the co-owner and Managing Partner of five other dialysis clinics that he founded. With his extensive experience in the dialysis industry, Mr. Holt brings to the Board entrepreneurial experience and expertise in operations and strategy, as well as financial expertise. Mr. Holt also brings strong accounting and financial skills to our audit committee and Board, having supervised the accounting and finance function for several businesses, and is an "audit committee financial expert" as defined by applicable SEC and NASDAQ Stock Market rules.

Other Information Relating to Directors

Class I Director

        Ronald D. Boyd, age 51, has been a director since March 2000. Mr. Boyd has over 26 years of experience in the dialysis industry, including the ownership and operation of dialysis clinics as well as experience in dialysis product design, product development, regulatory approval and marketing. He has also been a private investor for many years. He currently is an owner and managing partner of Southeast Acute Services, LLC and Southern Renal Administrations, LLC, which is primarily in the business of acute dialysis services, since 2001. He was a founder and Managing Partner of East Georgia Regional Dialysis Center, an outpatient, freestanding dialysis center located in southern Georgia from 2001 until 2005. He was a founder of Diatek, Inc. in 2001 where he developed, designed and holds the patent to the Cannon Cath., the first "retrograde" dual lumen dialysis catheter in the market. The company has since been sold. He was a founder and co-owner of Classic Medical, Inc., a dialysis and medical products company, and served as the Executive Vice President of Classic Medical, Inc. from its inception in November 1993 until April 2007 when he sold his interest in that company. From May

1993 to November 1993, Mr. Boyd served as a consultant for Dial Medical of Florida, Inc., a manufacturer and distributor of dialysis products. From 1990 to 1993, Mr. Boyd served as a Regional Sales Manager for Future Tech, Inc., a dialysis products distributor. With his extensive experience in the dialysis industry, Mr. Boyd brings to the Board entrepreneurial experience and expertise in marketing, product development and strategy. Mr. Boyd's term as a director will expire at the 2016 annual meeting of shareholders and upon the election and qualification of his successor.

Class III Directors

        Robert L. Chioini, age 49, is a founder of the Company, has served as our Chairman of the Board since March 2000, has served as our President and Chief Executive Officer since February 1997, has been one of our directors since our formation in October 1996 and served as President of the Company's predecessor which he founded in January 1995. Including his time with the Company, Mr. Chioini has over 20 years of operational and sales experience in the dialysis industry. Mr. Chioini, as our current President and Chief Executive Officer, brings to the Board extensive knowledge regarding the Company, the dialysis industry and the current environment in which we operate, allowing him to provide critical insight into operational requirements and strategic planning. In that position, he is also able to promote the flow of information between the Board and management and provide management's perspective on issues facing the Board. Mr. Chioini's term as a director will expire at the 2015 annual meeting of shareholders and upon the election and qualification of his successor.

        Patrick J. Bagley, age 49, has been a director since July 2005. Mr. Bagley is Senior Partner of the law firm Bagley and Langan, P.L.L.C. and has been a practicing attorney since 1995, with a focus on general legal matters and litigation. Since 1987, Mr. Bagley has also been a licensed insurance agent licensed and certified in property and casualty insurance as well as life, accident and health insurance. Mr. Bagley has started and managed numerous businesses, including three different national franchises of retail service businesses. In addition, since 1988, Mr. Bagley has been a licensed real estate agent, real estate developer and real estate investor. Mr. Bagley brings strong risk management skills, substantial entrepreneurial experience and keen analytical abilities to the Board. His background as a lawyer provides a valuable perspective to the Board on legal, litigation and risk management matters. Mr. Bagley's term as a director will expire at the 2015 annual meeting of shareholders and upon the election and qualification of his successor.

Independence

        Based on the absence of any material relationship between them and us, other than in their capacities as directors and shareholders, the Board of Directors has determined that each of Messrs. Bagley, Boyd and Holt are independent as independence is defined in the applicable NASDAQ Stock Market and SEC rules.

Executive Officers

        The executive officers of the Company are elected or appointed annually and serve as executive officers of the Company at the pleasure of the Board of Directors. The Company's current executive officers are described below.

        Robert L. Chioini's business experience is described above under "Class III Directors."

        Thomas E. Klema, CPA/MBA, age 60, has served as the Company's Vice President, Chief Financial Officer, Treasurer and Secretary since January 1999. Prior to joining the Company, Mr. Klema was employed as Vice President of Finance and Administration at a specialty products division of Whistler Corporation from 1997 to 1998 and, from 1980 to 1996, held several management positions in the areas of finance, accounting, human resources, business planning, customer service and operations, including from 1993 to 1996 as a vice president, at Diversey Corporation, a subsidiary of the Molson Cos., until it was acquired by Unilever. Prior to 1980, Mr. Klema was employed as a certified public accountant. Mr. Klema holds both an MBA in finance and a BA in accounting from Michigan State University.

        Ajay Gupta M.D., age 55, joined the Company as Chief Scientific Officer in June 2009. Before joining the Company, Dr. Gupta spent the prior seven years as an Associate Professor of Medicine at UCLA and Charles Drew University Schools of Medicine, Los Angeles, CA, where he had an active nephrology practice. Prior to that, Dr. Gupta served on the faculties of Henry Ford Hospital, Detroit, MI, University of Alabama, Birmingham, State University of New York, Syracuse and Washington University, St. Louis. Dr. Gupta also completed a clinical fellowship in Nephrology from Wayne State University, Detroit, Michigan and a research fellowship in Nephrology from Washington University, St. Louis, Missouri. Dr. Gupta, who is the Founder and Chairman of the Indian Society for Bone and Mineral Research, earned his MBBS degree and completed his residency in Internal Medicine from All India Institute of Medical Sciences, New Delhi. Dr. Gupta is the inventor of dialysate iron therapy using Soluble Ferric Pyrophosphate (SFP), which we have licensed and named Triferic, and is also the inventor of intravenous iron therapy using slow continuous infusion of SFP, including as an adjunct to parenteral nutritional admixtures. He has filed a number of patents in the areas of drugs, medical devices and diagnostic tests.

        Raymond D. Pratt M.D., age 63, joined the Company in April 2012 as its Chief Medical Officer. Prior to joining the Company, Dr. Pratt worked at Shire PLLC from 2003 to 2010 as Vice President Research and Development and as the scientific leader in its Emerging Business Unit and Renal Business Unit. Previous roles at Shire included Vice President Global Clinical Medicine and Global Clinical Affairs and head of US Clinical Development. Dr. Pratt served in a consulting role at Quintiles, a global biopharmaceutical services company, as a vice president of strategic drug development innovation since August 2011 and as an industry consultant during 2011 after leaving Shire. Prior to working at Shire, he was Senior Director, Clinical Research and Development at Eisai Medical Research from 1994 to 2003, where he was head of Central Nervous System and Internal Medicine clinical development.

Meetings and Committees of the Board of Directors

        During 2013, the Board of Directors held ten meetings. Each director attended 75% or more of the total number of meetings of the Board and committees of which he was a member in 2013. We encourage all of our directors to attend the annual meeting of shareholders, if possible, but have no formal policy on such attendance. One director attended the 2013 annual meeting.

Audit Committee

        We have an Audit Committee comprised of Messrs. Holt, Bagley and Boyd. The Board has determined that Kenneth L. Holt, who is the Chairman of the Audit Committee, is an "audit committee financial expert," as defined by applicable SEC rules. In addition, the Board has determined that each member of the Audit Committee is independent as independence for audit committee members is defined in applicable NASDAQ Stock Market and SEC rules. During 2013, the Audit Committee held four meetings. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is posted on our website at www.rockwellmed.com. Pursuant to its charter, the purpose of the Audit Committee is to assist the Board in its oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The functions of the Audit

Committee include, among other things, (1) monitoring the adequacy of the Company's internal controls; (2) engaging and overseeing the work of the registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us, including the conduct of the annual audit and overseeing the independence of such firm; (3) overseeing our independent accountants' relationship with the Company; (4) reviewing the audited financial statements and the matters required to be discussed by Auditing Standard No. 16 with management and the independent accountants, including their judgments about the quality of our accounting principles, applications and practices; (5) recommending to the Board whether the audited financial statements should be included in our Annual Report on Form 10-K; (6) reviewing with management and the independent accountants the quarterly financial information before we file our Forms 10-Q; (7) reviewing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; (8) reviewing related party transactions required to be disclosed in our proxy statement for potential conflict of interest situations and, where appropriate, approving such transactions; and (9) monitoring with management the status of pending litigation.

Audit Committee Report

        Our Audit Committee has:

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  Reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2013 with management;

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  Discussed with our independent accountants the matters required to be discussed by Auditing Standard No. 16, "Communications with Audit Committees" issued by the Public Company Accounting Oversight Board;

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  Received the written disclosures and the letter from our independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence; and

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  Discussed with our independent accountants the independent accountants' independence.

        Based on the review and discussions described above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2013 as filed with the SEC.

        Management is responsible for our financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. The Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent accountants included in their report on our financial statements.

By the Audit Committee:
Kenneth L. Holt
Patrick J. Bagley
Ronald D. Boyd

Compensation Committee

        We have a Compensation Committee composed of Messrs. Boyd (chairman), Holt and Bagley. The Compensation Committee has a written charter setting forth the responsibilities of the Committee, a copy of which is posted on our website at www.rockwellmed.com. The charter provides that the Compensation Committee will oversee, review, assess and approve (as to the chief executive officer) or recommend (as to all other executive officers) to the Board all compensation and benefits for executive officers and make recommendations to the Board for director compensation. The Compensation Committee is also responsible for administering the stock compensation program, reporting to the Board on compensation policies, programs and plans, and approving other employee compensation and benefit programs where Board action is necessary or appropriate. The Compensation Committee held five meetings in 2013. Except to the extent prohibited by NASDAQ Stock Market rules and state law, the Compensation Committee may delegate its authority to subcommittees when it deems appropriate and in the best interests of the Company.

Nominating and Advance Notice Procedures

        Our Board of Directors does not have a standing nominating committee or a nominating committee charter. Instead, the full Board of Directors, a majority of the members of which are independent (as defined under applicable NASDAQ Stock Market rules), performs the function of a nominating committee. The Board of Directors believes it is appropriate not to have a standing nominating committee because we are a small company with little turnover in our Board of Directors. Moreover, we believe the current structure provides better oversight and is more efficient. The entire Board of Directors identifies the individuals to become Board members, but the recommendation of a majority of our independent directors (by a vote without the participation of any directors who are not independent) is necessary to nominate directors to be presented for shareholder approval at the annual meeting of shareholders or to fill any vacancies.

        The Board of Directors' policy is to consider any director candidates proposed by shareholders and evaluate them using the same criteria used to evaluate candidates submitted by the Board of Directors for nomination. Proposals of director candidates must be made pursuant to timely notice in writing to our Secretary, at Rockwell Medical, Inc., 30142 Wixom Road, Wixom, Michigan 48393, as provided in our bylaws. The requirements for proposing director candidates, set forth in Section 2.5 of our bylaws, are described below.

        Shareholders proposing director nominees for election at the 2015 annual meeting of shareholders must provide written notice of such intention, along with the other information required by Section 2.5 of our bylaws, to our Secretary at our principal executive offices no earlier than the close of business on January 22, 2015 and no later than the close of business on February 21, 2015. If the 2015 annual meeting date is significantly advanced or delayed from the first anniversary of the date of the 2014 annual meeting, then the notice and information must be given not later than the 90th day before the meeting or, if later, the 10th day after the first public disclosure of the date of the annual meeting. With respect to an election to be held at a special meeting of shareholders, such notice must be given in accordance with the procedures set forth in our bylaws no earlier than the close of business on the 120th day before and not later than the close of business on the 90th day before the date of such special meeting or, if later, the 10th day after the first public disclosure of the date of such special meeting. Notwithstanding the foregoing, if the number of directors to be elected is increased and there is no public disclosure regarding such increase or naming all of the nominees for director at least 100 days prior to the first anniversary of the prior year's annual meeting, then shareholder notice with regard to nomination of directors shall be considered timely if received by our Corporate Secretary no later than the tenth day following public disclosure of the increase in the number of directors to be elected. A proponent must also update the information provided in or with the notice at the times specified by our bylaws. Nominees for director pursuant to a notice which is not timely given or does not contain the information required by our bylaws or which is not delivered in compliance with the procedure set forth in our bylaws will not be considered at the shareholders meeting.

        Only persons who are shareholders both as of the giving of notice and the date of the shareholders meeting and who are eligible to vote at the shareholders meeting are eligible to nominate directors. The nominating shareholder (or his qualified representative) must attend the shareholders meeting in person and present the proposed nominee in order for the proposed nominee to be considered.

        The Board of Directors has not established specific, minimum qualifications for recommended nominees or specific qualities or skills for one or more of our directors to possess. The Board of Directors uses a subjective process for identifying and evaluating nominees for director, based on the information available to, and the subjective judgments of, the members of the Board of Directors and our then current needs, although the Board does not believe there would be any difference in the manner in which it evaluates nominees based on whether the nominee is recommended by a shareholder. Historically, nominees have been existing directors or business associates of our directors or officers. While the Board has no written policy with respect to the selection criteria for directors, the Board considers the diversity and complementary skills of the Board as a whole and the breadth and depth of experience of each director nominee in relation to the firm's current and prospective business in determining nominees for the Board.

Board Leadership Structure and Risk Oversight

        The Board believes that Mr. Chioini, the Company's President and Chief Executive Officer, is best situated to serve as Chairman of the Board because he is ultimately responsible for overseeing the business operation of the Company, identifying Company priorities and opportunities, and executing the Company's strategic plan. The Board also believes having Mr. Chioini as Chairman better promotes the flow of information between management and the Board than would a chairman who was an outside director. The small size of the Board promotes a close and less formal working relationship among all of the directors and requires all of the independent directors to be more closely involved in oversight in much the same manner as a lead director, and therefore has no lead director designated as such. Although the Board further believes that independent oversight of management is an important component of an effective board of directors and is essential to effective governance, the Board believes that the current governance structure is the most effective corporate governance structure for the development of the Company's strategic opportunities given its target market, scale of operation and available resources and the current size of the Board, and is currently the most effective structure to facilitate organizational matters and communication among the directors.

        The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company's risks. While the Board oversees the Company's risk management and establishes policies, Company management is responsible for day-to-day risk management processes. The Board and its committees administer their risk oversight function through regular, periodic reporting from and discussions with management appropriate to the nature and magnitude of the particular risk. The Audit Committee oversees management of financial risks and risks associated with conflicts of interest. The Compensation Committee oversees management of risks relating to executive compensation plans and arrangements. While each committee is responsible for evaluating certain risks and overseeing management of those risks, the entire Board is regularly informed about those risks. In addition, management's role is to evaluate and assess business risks and to inform the Board of its evaluation of such business risks periodically.

Code of Business Conduct and Ethics

        Our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer and principal accounting officer or controller. Our Code of Business Conduct and Ethics contains written standards that we believe are reasonably designed to deter wrongdoing and to promote:

  •
  Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships,

  •
  Full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications we make,

  •
  Compliance with applicable governmental laws, rules and regulations,

  •
  The prompt internal reporting of violations of the Code of Business Conduct and Ethics to the appropriate person or persons, and

  •
  Accountability for adherence to the Code of Business Conduct and Ethics.

        Our Code of Business Conduct and Ethics is posted on our website at www.rockwellmed.com and is an exhibit to our Annual Report on Form 10-K. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendments to, or a waiver from, a provision of the Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in the applicable SEC rule by posting such information on our website at www.rockwellmed.com within four business days following the date of the amendment or waiver.

Shareholder Communications with the Board

        The Board of Directors has a process for shareholders to send communications to our Board of Directors or Audit Committee, including complaints regarding accounting, internal accounting controls or auditing matters. Communications may be sent to our Board of Directors, our Audit Committee or specific directors by regular mail to the attention of our Board of Directors, our Audit Committee or specific directors, at our principal executive offices at 30142 Wixom Road, Wixom, Michigan 48393. All of these communications will be initially reviewed by our Secretary (1) to filter out communications that the Secretary deems are not appropriate for the directors, such as communications offering to buy or sell products or services, and (2) to sort and relay the remainder (unedited) to the appropriate directors.

Related Party Transactions

        Pursuant to its charter, the Audit Committee is charged with monitoring and reviewing transactions and relationships involving independence and potential conflicts of interest with respect to our directors and executive officers. To the extent any such transactions are proposed, they would be subject to approval by the Audit Committee in accordance with applicable law and the NASDAQ Stock Market rules, which require that any such transactions required to be disclosed in our proxy statement be approved by a committee of independent directors of our Board of Directors. In addition, our Code of Business Conduct and Ethics generally requires directors and employees to avoid conflicts of interest. There were no transactions since January 1, 2013, and there is no currently proposed transaction, in which the Company was or is to be a participant, the amount involved exceeded or will exceed $120,000, and in which any director, executive officer, 5% shareholder of the Company or any immediate family member of any of such persons had or will have a direct or indirect material interest, except as described below.

Triferic License

        We are party to a license agreement, dated January 7, 2002, with Charak LLC and its owner, Dr. Ajay Gupta, for our Triferic product that covers issued patents in the United States, the European Union and Japan, as well as patent and pending patent applications in other foreign jurisdictions. Dr. Gupta is our Chief Scientific Officer. The license agreement continues for the duration of the underlying patents in each country. The license agreement requires us to obtain and pay the cost of obtaining FDA approval of Triferic in order to realize any benefit from commercialization of the product. In addition to funding clinical development, regulatory approval and patent maintenance expenses, we are obligated to make certain milestone payments and to pay ongoing royalties upon successful introduction of the product. In addition to payments made prior to Dr. Gupta joining us as an executive officer, the milestone payments include a payment of $50,000 to be paid in 2014 upon completion of Phase 3 clinical development program, a payment of $100,000 which will become due upon FDA approval of the product and a payment of $175,000 which will become due upon issuance of a Medicare reimbursement code covering the product. This agreement was negotiated on an arm's length basis before Dr. Gupta had any material relationship with us.

Warrant Extensions

        In January 2013, the Company agreed with all of the holders of its November 28, 2007 warrants, which gave holders the right to purchase its common shares at $7.18 per share, to extend the expiration date from January 28, 2013 to July 31, 2013. The extension was unanimously approved by the Board of Directors. There was no consideration given or received by the Company in connection with either extension and no other terms of the warrants were modified. David Hagelstein, who at the time of the extension was the beneficial owner of more than 5% of the Company's outstanding common shares but not otherwise affiliated with the Company, owned 862,502 of these warrants. These warrants expired unexercised on July 31, 2013.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation Discussion and Analysis

Executive Summary

        During 2013, the Compensation Committee reviewed the executive compensation program and decided not to make any significant changes to the program, maintaining the same key elements as those approved in the most recent "say on pay" advisory vote by the shareholders. The Compensation Committee believes that the elements of its compensation program align the Company's leadership with the Company's strategy and value creation for shareholders in light of the Company's unique opportunities and challenges, as well as the critical juncture in the Company's development and transformation into a specialty biopharmaceutical company.

        Noting the significant progress in the clinical development program for Triferic in 2012 and 2013 and in the Company's funding efforts in 2013, the Compensation Committee made adjustments in salary and bonus levels but, consistent with past practice, compensated executive and corporate performance with a combination of short and long term compensation, with the former focused on having achieved key development objectives and the latter focused on building increased shareholder value on a longer term basis.

        The Compensation Committee increased salaries approximately 8% for the executive team and increased target bonus levels to 100% of base salary. Bonus payouts were slightly higher in 2013 as a percentage of salary for named executive officers other than the chief executive officer, and were significantly higher for the chief executive officer. Longer term incentives awarded in 2013 through grants of stock options and restricted stock were awarded at approximately the same numeric level as in 2012. The Compensation Committee retained three year incremental time vesting for stock option awards consistent with historical practice, but shortened the vesting period on new restricted stock grants to provide incentive to increase shareholder value through achievement of key business development goals and objectives that are expected to occur within a shorter time period. The Compensation Committee believes that this overall compensation strategy and its consistent application best aligns the leadership team's focus and efforts with shareholder interests and the Company's operational and business development goals.

Our Compensation Objectives

        Our Compensation Committee is responsible for establishing and administering the policies governing compensation for our executive officers. The key objectives established by our compensation committee for our compensation program are to:

  •
  Attract and retain superior caliber key executive personnel;

  •
  Motivate and reward executives who are critical to our success; and

  •
  Provide a competitive compensation package that aligns the interests of our management with the interests of our shareholders and encourages the creation of shareholder value.

        In order to position the Company for its development as a specialty bio-pharmaceutical company and to meet the foregoing objectives, the Compensation Committee provides the executive officers with competitive short term cash compensation in the form of salary and bonus to attract and retain key personnel and provides appropriate long term compensation through equity-based compensation awards that align shareholder and management interests to motivate management to optimize shareholder value. References in this discussion to the named executive officers, or NEOs, are to the four individuals listed in the Summary Compensation Table.

Basis for Our Compensation Structure

        Our Board of Directors believes that the Company has a unique opportunity to create substantial shareholder value as an evolving specialty bio-pharmaceutical company. The Company's strategy to position itself as a specialty bio-pharmaceutical company developing high potential pharmaceuticals is a longer term, multi-year strategy. In order to execute on this strategy, we recognized the need to build our organizational structure and particularly the need for a broader management team with more diverse skills who could lead and direct our development efforts. An important element of this strategy was to develop a comprehensive and longer term compensation strategy for the executive team that would help us attract and retain quality leaders.

        In early 2008, the Compensation Committee commissioned a study in anticipation of the future recruitment of key officers to lead and direct the Company's drug development efforts. Based on this study, prepared by management from publicly available data from over 230 biotech, specialty pharmaceutical and other medical device companies, the Compensation Committee determined appropriate compensation ranges for current and future executives in their respective positions relative to this peer review at that time. The companies included in the study represented a cross section of those companies in our industry that management believed were the most similarly situated to our current size and business at that time or the size and business we expected to attain in the next few years based on the strategy described above. Given the Company's unique position across these multiple segments and sectors, the Committee believes that this analysis provided a comprehensive and balanced perspective. The Company completed an updated compensation analysis in 2010 of approximately 50 life science companies and used this analysis as an additional background reference. This analysis included life science companies with market capitalization in the $175 - $350 million range. The Compensation Committee believes that market capitalization range was appropriate at that time for compensation planning purposes and was consistent with its expectations for the Company's valuation potential in that compensation planning cycle. While the data from these studies were reviewed and considered by the Compensation Committee as general reference points in making informed judgments on executive compensation and competitive pay plans, and to provide perspective for developing competitive compensation opportunities, the Compensation Committee does not formally benchmark the compensation of individual executives to any particular amount or range based upon such data. In making its evaluation, analysis and assessment of executive compensation, the Compensation Committee assesses other factors, including the executive's role or roles with the Company, the breadth of knowledge and skill the executive possesses, the executive's ability to influence the development of the business, demonstrated leadership in the executive's area of expertise, leadership continuity and executive retention and motivation as well as other factors that the Compensation Committee determines are important and relevant to the executive's compensation.

        We also have in place the Amended and Restated 2007 Long Term Incentive Plan, which permits the Compensation Committee to award a wide variety of incentive awards, including equity-based awards in various forms such as stock options and restricted stock. The Committee uses equity-based awards under this plan to provide the NEOs with long term incentives intended to align their interests with shareholder value creation. The long term incentive compensation strategy has been to issue equity-related compensation primarily in the form of a combination of restricted stock grants and nonqualified stock options.

        We have tended to grant proportionately more equity-based compensation than cash compensation in part because of its long term motivational aspects and also as a means of conserving our cash resources during this period of development and operational losses. The Compensation Committee makes situational assessments of both the timing, frequency and amounts of equity compensation awards based upon the developmental status and progress of the Company in achieving its objectives and with input and recommendations from management.

        Non-qualified stock options have a ten year life with vesting in installments over a three year period and an exercise price equal to the fair market value of our common shares on the grant date. Structured in this way, the options have value only to the extent our stock price increases during the ten year term of the options. The structure also encourages retention, as unvested portions of the options are forfeited upon termination of employment other than in connection with death, disability or change in control and vested portions must be exercised within an abbreviated time frame following termination. The phased three year vesting period retains the long term element of equity-based incentives while enabling earlier rewards if achievements result in a higher stock value. Option grants are typically made on an annual basis, but occasionally are made more frequently based on specific development milestones and events.

        Restricted stock grants have been granted by the Compensation Committee as an incentive for the achievement of long term goals and objectives over extended periods of time. The Compensation Committee has awarded restricted stock to each of the NEO's to provide both a financial incentive and reward for achievement of key business development objectives and the development of shareholder value. The Compensation Committee has varied the vesting period of restricted stock awards based on its objective in providing incentives to motivate and reward achievement of key goals and objectives that it believes will increase shareholder value including key drug and business development milestones. These vesting periods have been as long as three years and as short as one year.

        The other aspects of our compensation program also reflect our preference to keep operating expenses to a minimum to conserve cash resources. The Company offers a 401(k) plan for individual retirement savings opportunities for executives, but the plan is non-contributory by the Company and we have no other pension or retirement plan or deferred compensation arrangement for our named executive officers. Personal savings and assets realized from long term equity incentives are expected to be the primary sources of assets to fund post retirement income for the management team.

        The perquisites we offer our named executive officers are modest, as we believe our NEOs are fairly compensated through the other parts of the compensation package. The Company provides long term disability insurance for the NEOs at a nominal cost. In addition, Mr. Chioini receives a vehicle allowance consistent with our historical practice since the Company's inception. The Compensation Committee believes this element helps to make his compensation package overall more competitive.

        We have no employment, termination, severance or change in control agreements or arrangements with our NEOs at this time. We believe the equity-based awards held by the NEOs, which will vest upon a change in control, provide sufficient incentive for them to remain engaged should the Company be sold. The Compensation Committee may determine in the future that it is appropriate to enter into such agreements with the NEOs to accomplish the objectives set forth above.

        In view of the substantial beneficial ownership of our common shares by our NEOs, we currently do not have any established stock ownership guidelines.

Key Elements of Compensation for 2013

        In establishing cash and equity-based compensation, the Compensation Committee took into account a number of factors, including the compensation study data, the Company's business results and accomplishments, the unique skills and attributes of the executive in his leadership role, the respective importance of the executive's position, progress toward achieving clinical development goals and objectives and the executive's performance, contributions and leadership demonstrated. In this regard, the Compensation Committee relies on input from the chief executive officer regarding the performance of the other NEOs and its own assessment of the chief executive officer's performance. In light of the overwhelming shareholder support for our executive compensation practices previously expressed by shareholders in their most recent advisory vote on compensation, the Compensation Committee maintained our existing compensation program and philosophy in 2013 but continues to review and evaluate executive compensation trends and practices and may modify the program or philosophy from time to time as it deems necessary or appropriate.

        Salaries.    In November 2013, the Compensation Committee approved salary increases for the management team of 8% for 2013. Based on our 2010 study, we believe that executive officers' salaries are at approximately the median range for similar positions. While the Committee has not targeted a specific level for compensation in comparison to these studies, it believes current compensation levels are necessary in order to meet the key objectives of our compensation program. The Compensation Committee considered factors including experience, skills, knowledge, breadth of responsibility and effectiveness in executing the executive's functional role in determining salary levels. The chief executive officer was not present for the deliberations or voting by the Compensation Committee on the determination of the chief executive officer's compensation but did provide recommendations to the Committee with respect to compensation matters for the other executive officers.

        Bonuses.    The Compensation Committee believes it is important to encourage the executive team to create value for the shareholders and for the Compensation Committee to have the latitude to recognize achievement of business development goals and objectives. The Compensation Committee believes that bonuses are an important tool for achieving this end, but the Committee historically has maintained bonus target levels that are in the lowest quartile of the 2010 compensation study, consistent with the Board's objective to conserve cash resources for use in clinical development.

        In 2012, the Compensation Committee had increased the potential bonus target range from 25% of base salary to 50%. In 2013, the Compensation Committee further increased the bonus target range to 100% of base salary and also provided itself with the latitude to recognize exceptional performance and value creation at its discretion.

        For 2013, based upon management's recommendation, the Compensation Committee awarded bonuses based on the successful completion of the Company's clinical development program for Triferic, progress on business development objectives, improved financial condition of the Company and increased market capitalization of the Company. Mr. Chioini was awarded a bonus for 2013 at 60% of base salary, which would have placed him in the third quartile in the 2010 study for chief executive officer bonuses. The other NEOs were awarded bonuses that were close to the median payout for their positions in the 2010 study and at or just below 30% of base salary.

        Equity Compensation.    The Compensation Committee granted options to our current NEOs in January 2013 and restricted stock in June 2013. Option grants were made on the terms included in our standard executive option grant form agreement. All option awards have an exercise price equal to fair market value on the date of the award. The options become exercisable in equal installments over three years beginning on the first anniversary of the grant date and have a term of ten years. The restricted stock grants vest in one installment approximately 14 months after grant. The Compensation Committee believes that there is high potential to develop and increase shareholder value over this period. The Compensation Committee wants to provide incentive to motivate and reward senior management to increase shareholder value during this critical development period and believes these incentives will provide alignment between shareholder and management objectives. The shorter vesting period for the restricted stock grants reflects the Committee's desire to provide incentive to achieve key business development goals and objectives that are expected to be realized over a shorter time period than with prior grant awards.

        The grant amounts were recommended by the chief executive officer based on each NEO's level of responsibility, success at achieving strategic and business objectives and influence the NEO has had and is expected to have on creating or increasing the value of our business. In determining whether to make such grants and the size of the equity awards to NEOs, the Compensation Committee also considered factors such as overall performance of the Company and the executive, progress toward stated objectives, contributions to overall corporate development as well as anticipated future contributions to corporate development, non-cash financial expense, tax implications of the equity awards and their potential to increase shareholder value.

        As discussed in this proxy statement under "Proposal to Approve Amendment to Amended and Restated 2007 Long Term Incentive Plan," the Board of Directors has determined to further increase the number of shares subject to that plan so that an adequate number of shares will continue to be available for grants to both current and any newly hired executives in accordance with the program described above. The Board has also determined to increase the annual grant limits (included in the Amended and Restated 2007 Long Term Incentive Plan for purposes of facilitating compliance with the exception to the limit on tax deductibility of executive compensation) to provide the Compensation Committee with additional flexibility in the amount and timing of grants it may make to NEOs. The Compensation Committee approved stock option and restricted stock grants in January 2014 to the NEOs on the same terms as the 2013 grants.

Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code of 1986, as amended, restricts the deductibility of executive compensation paid to our chief executive officer and any of our four other most highly compensated executive officers at the end of any fiscal year to not more than $1 million in annual compensation (including gains from the exercise of certain stock option grants). Qualifying performance-based compensation, including gains from option exercises, is exempt from this limitation if it complies with the various conditions described in Section 162(m) and the accompanying regulations. The Amended and Restated 2007 Long Term Incentive Plan contains provisions intended to cause compensation realized in connection with the exercise of options granted thereunder to be exempt from the Section 162(m) restrictions.

        Our compensation program may result in payments from time to time that are subject to these restrictions on deductibility, but we do not believe the effect of these restrictions on us is material. It may be appropriate to exceed the limitation on deductibility to ensure that executive officers are compensated in a manner that is consistent with our best interests, the best interests of our shareholders and our executive compensation philosophy and objectives, and we reserve the authority to approve non-deductible compensation in appropriate circumstances.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on the Committee's review of, and the discussions with management with respect to, the Compensation Discussion and Analysis, the Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement, and in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

By the Compensation Committee:
Ronald D. Boyd
Patrick J. Bagley
Kenneth L. Holt

Summary Compensation Table

        The following table summarizes compensation paid to or earned by the Company's executive officers who were serving as such at December 31, 2013, whom we refer to collectively as our NEOs, during the last three years.

Summary Compensation Table

Name and Principal Position	Year	Salary($)	Bonus($)(a)	Stock Awards($)(b)	Option Awards($)(c)	All Other Compensation($)(d)	Total($)
Robert L. Chioini	2013	588,600	353,160	394,000	898,800	21,000	2,255,560
Chairman, President	2012	545,000	136,250	945,000	1,448,585	20,256	3,095,091
and Chief Executive	2011	505,000	126,250	—	1,260,850	20,675	1,912,775
Officer
Thomas E. Klema	2013	351,000	105,300	236,400	359,520	—	1,052,220
Secretary, Treasurer and	2012	325,000	81,250	567,000	566,735	—	1,539,985
Chief Financial Officer	2011	301,000	75,250	—	504,340	—	880,590
Dr. Ajay Gupta	2013	413,640	115,819	295,500	539,280	—	1,364,239
Chief Scientific Officer	2012	383,000	95,750	708,750	860,685	—	2,048,185
	2011	355,000	88,750	—	756,510	—	1,200,260
Dr. Raymond D. Pratt(e)	2013	391,795	108,054	295,500	539,280	—	1,334,629
Chief Medical Officer	2012	212,308	49,750	—	775,800	—	1,037,858

(a)
These bonus amounts were approved by the Compensation Committee following the year end, but constitute compensation earned for services rendered in the year shown.

(b)
The amounts reported in this column represent grant date fair values of restricted stock awards computed in accordance with FASB ASC Topic 718. These restricted stock awards were valued at the closing market price on the date of grant, or $3.94 per share for 2013 and $9.45 per share for the 2012 grant.

(c)
The amounts reported in this column represent grant date fair values of stock option grants made during such year determined using the Black Scholes option pricing model, excluding any forfeiture reserves. The assumptions used to determine fair value are set forth in the table below:

Year	Dividend Yield	Risk Free Rate	Volatility	Expected Life
2013	0.0%	1.1%	65%	6 years
2012	0.0%	0.8 - 1.2%	64 - 65%	6 years
2011	0.0%	1.1 - 2.3%	63 - 64%	6 years
(d)
For Mr. Chioini, the amounts reported reflect payments made by the Company under its lease car program of $17,092, $17,092 and $16,935, and premiums for long-term disability insurance of $3,908, $3,165 and $3,740 in 2013, 2012 and 2011, respectively. The incremental cost to the Company of perquisites provided to the other NEOs did not exceed $10,000 and, therefore, has been excluded pursuant to applicable SEC rules.

(e)
Dr. Pratt joined the Company in May 2012.

Grants of Plan-Based Awards

        The NEOs received the equity-based awards set forth in the table below under the Amended and Restated 2007 Long Term Incentive Plan, or LTIP, during 2013.

Grants of Plan-Based Awards

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(a)
Robert Chioini	1/31/2013		250,000	6.12	898,800
	6/14/2013	100,000			394,000
Thomas Klema	1/31/2013		100,000	6.12	359,520
	6/14/2013	60,000			236,400
Ajay Gupta	1/31/2013		150,000	6.12	539,280
	6/14/2013	75,000			295,500
Raymond Pratt	1/31/2013		150,000	6.12	539,280
	6/14/2013	75,000			295,500

(a)
See footnotes (b) and (c) to the Summary Compensation Table for an explanation of the determination of Grant Date Fair Value.

        The option grants reflected in the table were made pursuant to terms stated in a form of option agreement adopted under the LTIP by the Compensation Committee. The option agreements provide that the options become exercisable in three equal annual installments beginning on the one year anniversary of the grant date as long as the grantee remains employed by us. The options become fully exercisable immediately upon (i) the grantee's death or permanent disability or (ii) upon a "change in control" (as defined in the LTIP). The Compensation Committee has the right to accelerate vesting or extend the time for exercise until not later than the end of the 10 year term. The exercise price of the options is the fair market value per share of our common shares on the grant date as determined under the LTIP. The grantee may pay the exercise price in cash, with previously acquired shares that have been held at least six months or pursuant to a broker-assisted cashless exercise method. The stock options will expire 10 years after the grant date and will immediately terminate to the extent not yet exercisable if the grantee's employment with us is terminated for any reason other than death or disability. If the grantee's employment is terminated other than due to death or disability on or after the date the options first become exercisable, then the grantee has the right to exercise the option for three months after termination of employment to the extent exercisable on the date of termination. If the grantee's employment terminates due to death or disability, the grantee or the grantee's estate has the right to exercise the option at any time during the remaining term to the extent it was not previously exercised. The option agreement also provides that options issued to the grantee may not be transferred by the grantee except pursuant to a will or the applicable laws of descent and distribution or transfers to which the Compensation Committee has given prior written consent. Until the issuance of common shares pursuant to the exercise of stock options, holders of stock options granted under the option agreement have no rights of holders of our common shares.

        The restricted stock grants reflected in the table were made under the LTIP pursuant to terms stated in a restricted stock award agreement adopted under the LTIP by the Compensation Committee. The restricted stock award agreements provide that, so long as the grantee remains employed by us, the restricted stock fully vests upon the earlier of (i) on August 14, 2014 (ii) subject to the right of the Compensation Committee to declare otherwise, a "change in control" (as defined in the LTIP). If the grantee's employment is terminated for any reason prior to the restricted stock becoming fully vested, the grantee forfeits the restricted stock, unless otherwise determined by the Compensation Committee. The restricted stock agreement also provides that restricted stock issued to the grantee may not be transferred by the grantee in any manner prior to vesting. Grantees otherwise have all rights of holders of our common shares, including voting rights and the right to receive dividends. Restricted stock grants made in 2012 vest on the two year anniversary of the grant date, but otherwise had the same terms as the 2013 grants.

        A "change in control" is generally defined in the LTIP as any of the following events:

            (i)  If the Company consolidates with or merges into any other corporation or other entity and is not the continuing or surviving entity of such consolidation or merger;

           (ii)  If the Company permits any other corporation or other entity to consolidate with or merge into the Company and the Company is the continuing or surviving entity but, in connection with such consolidation or merger, the common shares are changed into or exchanged for stock or other securities of any other corporation or other entity or cash or any other assets;

          (iii)  If the Company dissolves or liquidates;

          (iv)  If the Company effects a share exchange, capital reorganization or reclassification in such a way that holders of common shares shall be entitled to receive stock, securities, cash or other assets with respect to or in exchange for the common shares;

           (v)  If any one person, or more than one person acting as a group, acquires ownership of common shares possessing 35% or more of the total voting power of the common shares;

          (vi)  If a majority of members on the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

         (vii)  If there is a change in the ownership of a substantial portion of the Company's assets, which shall occur on the date that any one person, or more than one person acting as a group acquires assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

        The table below shows the value of the unvested options and restricted stock that would have become vested at December 31, 2013 if a change in control had occurred on such date or, in the case of options, if the NEOs' employment had terminated on such date due to death or disability. The value is based upon the closing price on December 31, 2013 and, in the case of options, the spread between such price and the exercise price of the options that would have become exercisable.

Name	Change in Control ($)	Death or Disability ($)
Robert Chioini	$3,420,667	$1,332,667
Thomas Klema	1,798,967	546,167
Ajay Gupta	2,374,334	808,334
Raymond Pratt	1,582,000	799,000

No Employment Agreements

        Each of our executive officers is employed at will, and we have no employment, termination or change in control agreements with our executive officers. We do not pay any benefits to our executive officers under any plan that provides for retirement benefits or payments in connection with resignation, retirement or other termination, except as described above with respect to restricted shares and stock options or as the Board or the Compensation Committee may determine at the time of any such termination.

Outstanding Equity Awards At Fiscal Year-End

        The following table shows certain information regarding outstanding equity awards at December 31, 2013 for the NEOs.

 Outstanding Equity Awards at Fiscal Year-End

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(a)	Option Exercise Price ($)	Option Expiration Date	Number of Shares That Have Not Vested (#)		Market Value of Shares That Have Not Vested ($)(b)
Robert Chioini	105,000		4.05	1/13/2014
	335,000		2.79	12/22/2014
	375,000		4.55	12/15/2015
	250,000		6.50	12/17/2017
	75,000		6.50	4/3/2018
	175,000		3.09	11/19/2018
	225,000		6.74	6/18/2019
	150,000		7.13	1/15/2020
	100,000		5.8618	8/13/2020
	166,667	83,333	8.47	1/11/2021
	75,000	150,000	10.04	1/5/2022
	8,333	16,667	8.73	6/4/2022
		250,000	6.12	1/31/2023
					200,000	(c)	2,088,000
Thomas Klema	30,000		4.05	1/13/2014
	57,500		2.79	12/22/2014
	93,750		4.55	12/15/2015
	87,500		6.50	12/17/2017
	40,000		3.09	11/19/2018
	62,500		6.74	6/18/2019
	30,000		7.13	1/15/2020
	30,000		5.8618	8/13/2020
	33,334	33,333	8.47	1/11/2021
	12,500	50,000	10.04	1/5/2022
	4,167	16,667	8.73	6/14/2022
		100,000	6.12	1/31/2023
					120,000	(d)	1,252,800
Ajay Gupta	200,000		6.74	6/18/2019
	60,000		7.13	1/15/2020
	75,000		5.8618	8/13/2020
	100,000	50,000	8.47	1/11/2021
	41,667	83,333	10.04	1/5/2022
	8,333	16,667	8.73	6/14/2022
		150,000	6.12	1/31/2023
					150,000	(e)	1,566,000
Raymond Pratt	50,000	100,000	8.93	5/1/2022
		150,000	6.12	1/31/2023
					75,000	(f)	783,000

(a)
Unvested options vest in three equal annual installments beginning one year after the grant date or immediately upon death, disability or a change in control.

(b)
Value was determined by multiplying the number of shares that have not vested by the closing price of our common shares as of December 31, 2013 ($10.44).

(c)
100,000 shares vest on June 4, 2014, 100,000 shares vest on August 14, 2014 and all shares vest immediately upon a change in control.

(d)
60,000 shares vest on June 4, 2014, 60,000 shares vest on August 14, 2014 and all shares vest immediately upon a change in control.

(e)
75,000 shares vest on June 4, 2014, 75,000 shares vest on August 14, 2014 and all shares vest immediately upon a change in control.

(f)
75,000 shares vest on August 14, 2014 or immediately upon a change in control.

Option Exercises and Stock Vested

        The following table provides information with respect to options exercised by the NEOs and restricted stock held by NEOs that vested during 2013.

Option Exercises and Stock Vested for 2013

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(a)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(b)
Robert Chioini	325,000	822,250	150,000	708,500
Thomas Klema(c)	681,250	3,561,761	85,000	402,350
Ajay Gupta	—	—	75,000	360,750
Raymond Pratt	—	—	—	—

(a)
Equals the stock price on the NASDAQ Stock Market on the exercise or transfer date minus the option exercise price multiplied by the number of shares acquired on exercise or, in the case of a transfer, that could be acquired on exercise.

(b)
Equals the stock price on the NASDAQ Stock Market on the vesting date multiplied by the number of shares acquired on vesting.

(c)
Includes 493,750 options transferred to his ex-spouse pursuant to a divorce decree.

Director Compensation

        In 2013, in accordance with the Company's standard compensation program for non-employee directors, non-employee directors of the Company did not receive any cash compensation. No fees were paid for attendance at any Board or committee meetings, but the non-employee directors were reimbursed for their expenses incurred in attending Board and committee meetings in accordance with Company policy. Directors who are employed by the Company do not receive separate compensation for their service as a director.

        The non-employee directors are eligible to receive grants under the LTIP. The making of any such grants and the terms of such grants are determined by the Compensation Committee. On January 31, 2013, each non-employee director was granted options to purchase 25,000 common shares at an exercise price equal to the closing market price on the grant date ($6.12). The options vest in three equal annual installments beginning one year after the date of grant and expire ten years after the date of grant. The amount in the table below represents the grant date fair value of such grants determined in accordance with FASB ASC Topic 718 using the Black Scholes option pricing model, excluding any forfeiture reserves. We assumed a dividend yield of 0.0%, risk free interest rate of 1.1%, volatility of 65% and expected lives of 6 years.

2013 Director Compensation

Name	Option Awards ($)(a)	Total
Patrick J. Bagley	$89,880	$89,880
Ronald D. Boyd	89,880	89,880
Kenneth L. Holt	89,880	89,880

(a)
The following table shows the number of unexercised options held by each of the non-employee directors at December 31, 2013. None of the non-employee directors holds any other unvested equity awards.

Name	Options Held
Patrick Bagley	275,000
Ronald Boyd	205,000
Kenneth Holt	275,000

NON-BINDING PROPOSAL TO APPROVE EXECUTIVE COMPENSATION

        In accordance with Section 14A of the Securities Exchange Act and related rules of the SEC, we are providing shareholders with an opportunity to vote on an advisory or non-binding resolution to approve the compensation of our NEOs as described in this proxy statement (sometimes referred to as "say on pay"). Consistent with the advisory vote of the shareholders in 2011, the Board has determined that the opportunity for such a vote will occur at every third annual meeting of shareholders.

        The Compensation Committee, comprised solely of independent directors, is responsible for our compensation policies and practices and has established a process for the review and approval of compensation programs and amounts awarded to our executive officers without encouraging excessive risk-taking. One of the key principles underlying our Compensation Committee's compensation philosophy is pay for performance. We will continue to emphasize compensation arrangements that align the financial interests of our executives with the interests of long-term shareholders. We urge you to read the section of this proxy statement entitled "Compensation of Executive Officers and Directors" for a detailed discussion of our executive compensation practices and philosophy.

        The Compensation Committee believes that the policies and procedures described in that section are effective in implementing our compensation philosophy. Therefore, we ask that you indicate your support for our executive compensation policies and practices as described in the Company's Compensation Discussion and Analysis, accompanying tables and related narrative contained in this proxy statement by voting FOR the following resolution:

          Resolved, that the shareholders approve, on an advisory basis, the compensation paid to the Company's NEOs as disclosed in "Compensation of Executive Officers and Directors," including the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure in this proxy statement.

        Your vote is advisory and so will not be binding on the Board. However, the Board and the Compensation Committee value the opinion of shareholders and expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of a negative vote.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE RESOLUTION REGARDING THE COMPENSATION OF OUR NEOS AS DESCRIBED IN THIS PROXY STATEMENT.

PROPOSAL TO APPROVE AMENDMENT OF AMENDED AND RESTATED 2007
LONG TERM INCENTIVE PLAN

        The Board of Directors is seeking approval of an amendment to the Amended and Restated 2007 Long Term Incentive Plan that will increase the total number of common shares subject to the LTIP from 7,750,000 to 9,500,000 shares, will increase the annual limits on option and stock appreciation right grants from 250,000 to 500,000 shares and will increase the annual limit on restricted stock and restricted stock units grants from 100,000 to 200,000 shares. Our Board of Directors and our shareholders have approved the LTIP as previously amended. Our Board approved the proposed amendment on March 28, 2014, but the proposed amendment will not be implemented unless approved by shareholders. A copy of the LTIP as amended has been filed with the SEC as an appendix to this proxy statement and is available for review through our investor relations website at www.rockwellmed.com/invest.htm, and from the SEC at www.sec.gov. We suggest that you read the LTIP in its entirety.

        The purpose of the LTIP is to encourage our employees, directors and consultants to own common shares and align their interests with those of shareholders. We believe that the LTIP enhances our ability to attract, motivate and retain qualified employees, directors and consultants, and encourages strong performance. Also, as part of our strategic plan to expand our product offerings and to bring our Triferic product to market, we intend to continue recruiting life science executives to our Company. As a result, we believe that adding additional shares to the LTIP to facilitate future grants in furtherance of these goals is in our and our shareholders' best interests. The increase in the annual individual grant limits is intended to provide the Compensation Committee with more flexibility in the timing and amount of grants it makes. Other than the changes described in the preceding paragraph, the LTIP is not otherwise being modified. There were 314,165 shares available for future grants under the LTIP as of the record date for the annual meeting.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO AMEND THE AMENDED AND RESTATED 2007 LONG TERM INCENTIVE PLAN.

Shares Available For Grant and Options Outstanding

        The following information is provided as of December 31, 2013 with respect to our compensation plans under which our equity securities are authorized for issuance. The table does not reflect grants of options and restricted stock totaling 1,095,000 shares made subsequent to year end.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	6,228,000	$6.27	1,409,165
Equity compensation plans not approved by security holders	—	—	—
Total	6,228,000	$6.27	1,409,165

Grants Previously Made Under the LTIP

        The following table sets forth, as of the record date, the number of shares subject to options granted under the LTIP to each of our executive officers, all current executive officers as a group, all non-employee directors (one of whom is also a director-nominee) as a group and all employees (other than executive officers) as a group. No options have been granted under the LTIP to associates of our directors or executive officers and no one other than the executive officers listed in the table below have individually received more than 5% of the options granted under the LTIP.

Option Recipient	Number of Options Granted Under LTIP
Robert Chioini	1,975,000
Thomas Klema	920,000
Ajay Gupta	935,000
Raymond Pratt	450,000
All current executive officers as a group	4,280,000
All current directors who are not executive officers as a group	855,000
All other employees as a group(a)	1,218,500

(a)
567,665 of these options have been forfeited and were made available for future grants. Options for an additional 400,000 shares have been granted to non-employee consultants under the LTIP.

        There have also been grants of restricted stock totaling 500,000 shares to Mr. Chioini, 300,000 shares to Mr. Klema, 300,000 shares to Dr. Gupta and 150,000 shares to Dr. Pratt under the LTIP since its inception.

        Any future benefits or amounts that would be received under the LTIP by directors, executive officers and other employees are discretionary and are therefore not determinable at this time. While additional awards may be made during 2014, no specific awards are contemplated under the LTIP at this time.

Description of the LTIP

Shares Subject to the LTIP

        Our LTIP currently provides for the issuance of up to an aggregate of 7,750,000 common shares. If the amendment of the LTIP is approved by shareholders, that amount would increase to 9,500,000. If an award is exercised or withheld to satisfy tax liabilities through tendering of shares or withholding of shares by the Company, we will count only the number of shares issued net of the shares tendered or withheld against the LTIP issuance limit. If any shares awarded under the LTIP are forfeited, cancelled, expire or otherwise terminate, the underlying common shares become available again under the LTIP. To prevent dilution or enlargement of the rights of participants under the LTIP, appropriate adjustments will be made by the Compensation Committee if any change is made to our outstanding common shares by reason of any merger, reorganization, consolidation, recapitalization, dividend or distribution, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting our common shares or its value.

Participants

        All employees, directors and certain consultants who are selected by the Compensation Committee in its sole discretion from time to time are eligible to participate in the LTIP. Approximately 280 employees and 3 non-employee directors are currently eligible to participate in the LTIP. The Compensation Committee may condition the grant of an award to an individual under the LTIP by requiring that the individual become an employee, director or consultant; provided, however, that the award is deemed granted as of the date that the individual becomes an employee, director or consultant.

Administration

        The LTIP is administered by the Compensation Committee, or any other committee or sub-committee of the Board designated by the Board from time to time. We sometimes refer to the committee administering the LTIP as the Committee in this section of the proxy statement. The Committee has the power to select participants who will receive awards, to make awards under the LTIP and to determine the terms and conditions of awards (subject to the terms and conditions of the LTIP). The Compensation Committee also has broad power to, among other things, interpret the terms of the LTIP and establish rules and regulations for the administration of the LTIP. In the case of awards designated as awards under Section 162(m) of the Code, the Committee's power to take certain actions will be limited by Section 162(m).

        Except in connection with certain corporation transactions or distributions, the Committee and the Board are not permitted to cancel outstanding options or stock appreciation rights and grant new awards as substitutes under the LTIP or amend outstanding options or stock appreciation rights to reduce the exercise price below the fair market value of the common shares on the original grant date without shareholder approval.

Types of Plan Awards and Limits

        The Committee may grant stock options, stock appreciation rights, restricted stock, restricted stock units and performance-based cash or stock awards under the LTIP. The terms of each award will be set forth in a written agreement with the recipient.

        Stock Options.    The Committee may grant incentive stock options and nonqualified stock options. No option may be exercised after the tenth anniversary of the date the option was granted. The exercise price of any option granted under the LTIP may not be less than the fair market value of our common shares on the grant date. As of the record date, the closing sale price per share of our common shares was $12.92. Payment upon exercise may be made (1) by cash or check, (2) by delivery of our common shares that have been held at least six months, (3) pursuant to a broker assisted cashless exercise, (4) by delivery of other consideration approved by the Committee with a fair market value equal to the exercise price or (5) by other means determined by the Committee. A payment method involving delivery or withholding of common shares may not be used if it would violate applicable law or would result in adverse accounting consequences for us.

        Options constituting incentive stock options may be granted only to employees of the Company. The aggregate market value of the shares underlying the portion of incentive stock options held by the recipient that become exercisable, based on the value of the shares on the grant date, may not exceed $100,000 during a calendar year. In addition, in the event that the recipient is a more than 10% shareholder of the Company, the exercise price of incentive stock options may not be less than 110% of the fair market value of the common shares on the grant date, and the options may not be exercised more than five years after the grant date. Incentive stock options may be granted for up to the total number of common shares available for grants under the LTIP.

        Stock Appreciation Rights.    The Committee may grant stock appreciation rights pursuant to such terms and conditions as the Committee determines. No stock appreciation right may be granted with a term of more than ten years from the grant date. The exercise price may not be less than the fair market value of the common shares on the grant date. Upon exercise of a stock appreciation right, the participant will have the right to receive the excess of the aggregate fair market value of the underlying shares on the exercise date over the aggregate exercise price for the portion of the right being exercised. Payments may be made to the holder in cash or common shares as specified in the grant agreement.

        Restricted Stock and Restricted Stock Units.    The Committee may grant shares of restricted stock and restricted stock units pursuant to such terms and conditions as the Committee determines. The restricted stock and restricted stock units will be subject to restrictions on transferability and alienation and other restrictions as the Committee may impose. The Committee may require payment of consideration for restricted stock granted under the LTIP, which may be payable in cash, stock or other property. Recipients of issued and outstanding restricted stock otherwise have the same rights as other shareholders, including all voting and dividend rights. Recipients of restricted stock units may receive dividend equivalent rights at the Committee's discretion. Restricted stock units are payable in common shares or cash as of the vesting date.

        Performance Awards.    The Committee may grant performance awards on terms and conditions that the Committee determines. Performance awards consist of the right to receive cash, common shares or other property. The written agreement for each grant will specify the performance goals, the period over which the goals are to be attained, the payment schedule if the goals are attained and other terms as the Committee determines. In the case of performance shares, the participant will have the right to receive legended stock certificates subject to restrictions on transferability. To the extent these shares are issued and outstanding, a participant will be entitled to vote those shares prior to satisfaction of the performance goals, and any dividends received will be reinvested in additional performance shares. In the case of performance units, the participant will receive an agreement that specifies the performance goals that must be satisfied prior to the Company issuing payment, which may be cash, common shares or other property.

        Annual Incentive Awards.    The Committee may grant annual incentive awards on terms and conditions that the Committee determines. The determination for granting annual incentive awards may be based on the attainment of performance levels of the Company as established by the Committee. Annual incentive awards will be paid in cash, common shares or other property and will equal a percentage of the participant's base salary for the fiscal year, a fixed dollar amount or some other formula determined by the Committee. Payments will be made within two and a half months after the end of the fiscal year in which the award is earned, but only after the Committee determines that the performance goals were attained.

        Code Section 162(m) Performance Measure Awards.    The Committee may designate that any award in the form of restricted stock, restricted units, performance shares, performance units or annual incentive awards be granted as a Code Section 162(m) award. As a result, such grants will be subject to certain additional requirements intended to satisfy the exemption for performance-based compensation under Code Section 162(m). The performance criteria will be one or more of the following objective performance goals, either individually, alternatively or in any combination, applied to either the Company as a whole or to a subsidiary, either individually, alternatively, or in any combination, and measured over a designated performance period, in each case as specified by the Committee in the award: earnings (as measured by net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pretax income, or cash earnings, or earnings as adjusted by excluding one or more components of earnings, including each of the above on a per share and/or segment basis); sales/net sales; return on net sales (as measured by net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, operating cash flow or cash earnings as a percentage of net sales); sales growth; gross profit margins; cash flow; operating cash flow; free cash flow; discounted cash flow; working capital; market capitalization; cash return on investment; return on capital; return on cost of capital; shareholder value; return on equity; total shareholder return; return on investment; economic value added; return on assets; net assets; stock trading multiples (as measured against investment, net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, cash earnings or operating cash flow); stock price; total stock market capitalization; attainment of strategic or operational initiatives; and achievement of operational goals, including but not limited to obtaining FDA approval to market new products, development of new markets or market segments, implementation of infrastructure improvements and increasing the Company's portfolio of intellectual property.

        Subject to the adjustment provisions described above, the LTIP limits grants to any one participant in any one fiscal year to 250,000 options or stock appreciation rights (proposed to be increased to 500,000), 100,000 restricted shares or restricted stock units (proposed to be increased to 200,000), 100,000 performance awards and 100,000 annual incentive awards. The LTIP further limits the dollar value payable to any one participant in any one fiscal year on restricted stock units, performance awards or annual incentive awards valued in property other than common shares to the lesser of $2 million or four times the participant's base salary (or if the participant is a director or consultant, the participant's total cash compensation) in the fiscal year. These limitations are intended to comply with requirements of Section 162(m) of the Code.

Termination of Employment or Services

        Options and Stock Appreciation Rights.    Unless otherwise provided in the related grant agreement, if a participant's employment or services are terminated for any reason prior to the date that an option or stock appreciation right becomes vested, the right to exercise the option or stock appreciation right terminates and all rights cease unless otherwise provided in the grant agreement. If an option or stock appreciation right becomes vested prior to termination of employment or services for any reason other than death or disability, then the participant has the right to exercise the option or stock appreciation right to the extent it was exercisable upon termination before the earlier of three months after termination or the expiration of the option or stock appreciation right unless otherwise provided in the related grant agreement. If termination is due to the participant's death or disability, then the participant or his or her estate may exercise the option or stock appreciation right to the extent it was exercisable upon termination until its expiration date, subject to any limitations in the grant agreement. The Committee may, in its discretion, accelerate the participant's right to exercise an option or extend the option term, subject to any other limitations.

        Restricted Stock and Restricted Stock Units.    If a participant's employment or services are terminated for any reason, the restricted shares are generally forfeited to the Company (subject to a refund by the Company of any purchase price paid by the participant). The Committee, however, may provide, in its sole discretion, in the participant's agreement that restricted stock or restricted stock units will continue after termination of employment or services. The Committee may also waive any restrictions in its sole discretion except for restrictions on a Code Section 162(m) award. However, the Committee may, for Code Section 162(m) awards, deem restrictions and performance goals satisfied if a participant's employment or services terminate due to death or disability.

        Performance Awards.    Performance awards expire and are forfeited upon termination of a participant's employment or services for any reason. The Committee, however, in its sole discretion, may provide in the grant agreement or otherwise for a continuation of the award after termination or waive any conditions or restrictions for such awards. The Committee may not waive any restrictions or conditions on Code Section 162(m) awards, but it may deem restrictions and conditions satisfied in the event a participant's employment or services terminate due to death or disability.

        Annual Incentive Awards.    If a participant's employment or services are terminated due to disability or death prior to the end of the Company's fiscal year, the participant, or his or her estate, is entitled to a pro-rata payment of the annual incentive award, which will be paid at the same time as regular annual incentive awards are paid. Unless otherwise determined by the Committee, if a participant's employment or services are terminated for any reason other than death or disability, he or she forfeits the right to the annual incentive award for that fiscal year.

Limitations on Transfer of Awards

        No award under the LTIP is transferable other than by will or the laws of descent and distribution. Stock options and stock appreciation rights may only be exercised by the participant during his or her lifetime. However, a participant may assign or transfer an award, other than an incentive stock option, with the consent of the Committee. All common shares subject to an award will contain a legend restricting the transferability of the shares pursuant to the terms of the LTIP, which can be removed once the restrictions have terminated, lapsed or been satisfied.

Termination and Amendment

        No new awards may be granted under the LTIP on or after April 11, 2017. The Board may terminate or amend the LTIP or the granting of any awards under the LTIP at any time and the Committee may amend the terms of outstanding awards, but shareholder approval will be required for any amendment that materially increases benefits under the LTIP, increases the common shares available under the LTIP (except pursuant to the adjustment provisions of the LTIP), changes the eligibility provisions or modifies the LTIP in a manner requiring shareholder approval under any applicable stock exchange rule. An amendment to the LTIP will not, without the consent of the participant, adversely affect the participant's outstanding awards except to qualify the awards for exemption under Section 409A of the Code, bring the LTIP into compliance with Section 409A of the Code, or as provided in the grant agreement.

Change in Control of the Company

        Awards under the LTIP are generally subject to special provisions upon the occurrence of a change in control transaction of the kind described in the LTIP. Under the LTIP, the Committee may provide in a grant agreement or otherwise that upon a change in control transaction (i) all outstanding options or stock appreciation rights immediately become fully vested and exercisable; (ii) any restriction period on any common shares immediately lapse and the shares become freely transferable; (iii) all performance goals are deemed to have been satisfied and any restrictions on any performance award immediately lapse and the awards become immediately payable; (iv) all performance measures are deemed to have been satisfied for any outstanding annual incentive award, which immediately become payable; or (v) awards may be treated in any other way as determined by the Committee. The Committee may also determine that upon a change in control, any outstanding option or stock appreciation right be cancelled in exchange for payment in cash, stock or other property for each vested share in an amount equal to the excess of the fair market value of the consideration to be paid in the change in control transaction over the exercise price. If we merge with another entity and the successor company assumes an award payable in common shares, such awards will not be accelerated as described above as long as the consideration is substantially equal in fair market value to that of the common shares subject to the awards. The definition of change in control is described under "Compensation Of Executive Officers And Directors—Grants of Plan Based Awards."

United States Federal Income Tax Consequences

        The following discussion is a summary of the federal income tax consequences relating to the grant and exercise of awards under the LTIP and the subsequent sale of common shares that will be acquired under the LTIP. Federal income tax laws and regulations are technical in nature and their application may vary in individual circumstances.

Nonqualified Stock Options

        There will be no federal income tax consequences to a participant or to the Company upon the grant of a nonqualified stock option. When the participant exercises a nonqualified option, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the option shares on the date of exercise over the exercise price, and we will be allowed a corresponding tax deduction subject to any applicable limitations under Section 162(m) of the Code. Any gain that a participant realizes when the participant later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the participant held the shares.

Incentive Stock Options

        There will be no federal income tax consequences to a participant or to the Company upon the grant of an incentive stock option. If the participant holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the participant disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, the participant will recognize taxable ordinary income in an amount equal to the difference between the exercise price and the lesser of the fair market value of the shares on the date of exercise or the disposition price, and we will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Section 162(m) of the Code. Any amount received by the participant in excess of the fair market value on the exercise date will be taxed to the participant as capital gain, and we will receive no corresponding deduction. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be a tax preference item that could subject a participant to alternative minimum tax in the year of exercise.

Stock Appreciation Rights

        The participant will not recognize income, and we will not be allowed a tax deduction, at the time a stock appreciation right is granted. When the participant exercises the stock appreciation right, the cash or fair market value of any common shares received will be taxable to the participant as ordinary income, and we will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Section 162(m) of the Code.

Restricted Stock Awards

        Unless a participant makes an election to accelerate recognition of income to the grant date as described below, the participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common shares as of that date, less any amount paid for the stock, and we will be allowed a corresponding tax deduction, subject to any applicable limitations under Section 162(m) of the Code. If the participant files an election under Section 83(b) of the Code within 30 days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the stock as of that date, less any amount paid for the stock, and we will be allowed a corresponding tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code. Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, such participant will not be able to recover the tax previously paid pursuant to the Section 83(b) election.

Restricted Stock Unit Awards, Performance Awards and Annual Incentive Awards

        A participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock unit award, performance award or annual incentive award is granted. When a participant receives payment under any such award, the amount of cash received and the fair market value of any shares of stock received will be ordinary income to the participant, and we will be allowed a corresponding tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code.

Code Section 409A

        Section 409A of the Code has implications that affect traditional deferred compensation plans, as well as certain equity-based awards. Section 409A requires compliance with specific rules regarding the timing of exercise or settlement of equity-based awards. Individuals who hold awards are subject to the following penalties if the terms of such awards are not exempted from or do not comply with the requirements of Section 409A: (i) appreciation is includible in the participant's gross income for tax purposes once the awards are no longer subject to a "substantial risk of forfeiture" (e.g., upon vesting), (ii) the participant is required to pay interest at the IRS underpayment rate plus one percentage point commencing on the date an award subject to Section 409A is no longer subject to a substantial risk of forfeiture, and (iii) the participant incurs a 20% penalty tax on the amount required to be included in income. The LTIP and the awards granted thereunder are intended to be exempt from or conform to the requirements of Section 409A.

PROPOSAL TO RATIFY SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2014

Proposal to Ratify Selection of Auditors for 2014

        The Audit Committee of our Board of Directors has engaged Plante & Moran, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2014, and is seeking ratification of such selection by our shareholders at the annual meeting. Plante & Moran, PLLC has audited our financial statements since 1998. Representatives of Plante & Moran, PLLC are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Neither our Bylaws nor other governing documents or law require ratification of the selection of our independent registered public accounting firm. However, the Audit Committee is submitting its selection of Plante & Moran, PLLC to our shareholders for ratification as a matter of good corporate practice and to help ensure that we will have the necessary quorum at our annual meeting. If our shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Plante & Moran, PLLC. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our shareholders.

Independent Accountants

        The following table presents aggregate fees billed for each of the years ended December 31, 2013 and 2012 for professional services rendered by Plante & Moran, PLLC in the following categories:

	2013	2012
Audit Fees(a)	209,618	$212,148
Audit-Related Fees(b)	10,365	9,280
Tax Fees(c)	25,015	51,940
All Other Fees	20,200	0

(a)
Consists of fees for the audit of our annual financial statements, review of our Form 10-K, review of our quarterly financial statements included in our Forms 10-Q, services provided in connection with our proxy statement and services in connection with other regulatory filings, including our registration statements filed with the SEC under the Securities Act of 1933 and our recent equity financing. Fees also include work in connection with Plante & Moran, PLLC's audit of our internal control over financial reporting.

(b)
Represents consultation on financial accounting and reporting matters.

(c)
Consists of tax return preparation fees.

        The Audit Committee of the Board does not consider the provision of the services described above by Plante & Moran, PLLC to be incompatible with the maintenance of Plante & Moran, PLLC's independence.

        Before Plante & Moran, PLLC is engaged by us to render audit or non-audit services, the engagement is approved by our Audit Committee. All of the services performed by Plante & Moran, PLLC for the Company during 2013 were pre-approved by the Audit Committee.

SHAREHOLDER PROPOSAL RECOMMENDING ACTION
TO ADOPT A MAJORITY VOTE STANDARD FOR THE ELECTION OF DIRECTORS

        On or about November 26, 2013, the Company received a proposal from the California State Teachers' Retirement System, located at 100 Waterfront Place, MS-04, West Sacramento, California 95605, which purports to be a beneficial owner of 76,528 shares of the Company's common stock. The proposal relates to the vote standard for director elections and was submitted under Rule 14a-8 of the SEC's proxy regulations. The shareholder's proposal is presented in its entirety below.

  BE IT RESOLVED:

        That the shareholders of Rockwell Medical Technologies, Inc. [sic] hereby request that the Board of Directors initiate the appropriate process to amend the Company's articles of incorporation and/or bylaws to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

  SUPPORTING STATEMENT:

        In order to provide shareholders a meaningful role in director elections, the Company's current director election standard should be changed from a plurality vote standard to a majority vote standard. The majority vote standard is the most appropriate voting standard for director elections where only board nominated candidates are on the ballot, and it will establish a challenging vote standard for board nominees to improve the performance of individual directors and entire boards. Under the Company's current voting system, a nominee for the board can be elected with as little as a single affirmative vote, because "withheld" votes have no legal effect. A majority vote standard would require that a nominee receive a majority of the votes cast in order to be re-elected and continue to serve as a representative for the shareholders.

        In response to strong shareholder support a substantial number of the nation's leading companies have adopted a majority vote standard in company bylaws or articles of incorporation. In fact, more than 85% of the companies in the S&P 500 have adopted majority voting for uncontested elections. We believe the Company needs to join the growing list of companies that have already adopted this standard.

        CalSTRS is a long-term shareholder of the Company and we believe that accountability is of upmost [sic] importance. We believe the plurality vote standard currently in place at the Company completely disenfranchises shareholders and makes the shareholder's role in director elections meaningless. Majority voting in director elections will empower shareholders with the ability to remove poorly performing directors and increase the directors' accountability to the owners of the Company, its shareholders. In addition, those directors who receive the majority support from shareholders will know they have the backing of the very shareholders they represent. We therefore ask you to join us in requesting that the Board of directors promptly adopt the majority vote standard for director elections.

        Please vote FOR this proposal.

Board's Statement in Opposition to the Shareholder Proposal

        The Board of Directors unanimously recommends a vote AGAINST the shareholder proposal for the following reasons:

        The plurality voting standard in director elections has been the standard provided under Michigan law and the corporate statutes of most states for many years, and continues to be the standard used by thousands of publicly traded companies across the United States. Consequently, the rules governing plurality voting are well established over many decades of experience and precedent. Directors of corporations formed under Michigan law are elected by a plurality of the votes cast unless the corporation takes affirmative action, with the approval of its Board and shareholders, to modify its articles of incorporation to provide otherwise.

        We believe that a change in the vote standard is unnecessary because our current nominee evaluation and election process has produced a highly qualified independent Board of Directors. Our Board, which is comprised primarily of independent directors, evaluates and recommends director nominees for election based on a number of factors such as relevant management and/or industry experience and commitment to representing the long-term interests of our shareholders as a whole. This process has resulted in a Board that is comprised of directors with specialized knowledge of our business and the industry in which we operate, including our operations, long-term strategies and initiatives, competitive position, special needs and management team. The depth of our directors' experience and knowledge of the Company is key to the Board's efficient operation and its ability to deliver value to our shareholders. A majority voting standard could result in the loss of one or more of these well-qualified directors, which could have a negative effect on the Board's ability to operate efficiently at this pivotal time in our operating history. Shareholders who wish to express their dissent regarding a particular director's election are always free to do so by voting "withhold" or by directly communicating their concerns to the Company without the need to impose a majority voting standard.

        Under a majority voting standard, a nominee for director who fails to receive a majority of the votes cast would not be elected. However, under Michigan law, a director's term expires at the relevant annual meeting and when his or her successor is elected and qualified. Therefore, if a nominee who is an incumbent director fails to receive the necessary vote, then he or she would "holdover" as a director until his or her successor is elected at the next annual meeting unless the incumbent nominee affirmatively resigns from the Board. If a nominee who is not an incumbent fails to receive the necessary vote, then the Board has the authority to fill the vacancy with any candidate chosen by the Board or to reduce the size of the Board to eliminate the vacancy without further shareholder action. In either case, a majority vote standard would not afford our shareholders a greater voice in director elections or increase accountability, as the Board would continue to have the right, in the exercise of its business judgment, to determine whom to appoint to fill any vacancies, whether to accept a resignation from a director who has not received a majority of the vote (if, as is often the case, the resignation is made subject to acceptance), and therefore who sits on the Board absent an election contest.

        In addition, a high percentage of the outstanding shares voting on the election of directors each year are voted in favor of the Board's nominees and a substantial number of shares are held by management. Therefore, the theoretical possibility raised by the proponent of a director nominee being elected by a single vote in favor of the nominee is unrealistic. In fact, no Board nominee has failed to receive at least 75% of the votes cast in an election at any annual meeting during at least the past decade and typically the approval exceeds 90% of the votes cast. Changing the vote requirement to a majority standard is, therefore, unlikely to change who sits on the Board.

        Nevertheless, a majority vote standard would introduce unwanted uncertainty into the election process. If there are vacancies that result from a majority voting standard, it may be difficult for the Board to staff key committees with independent directors and financial experts as required by the SEC and the NASDAQ, particularly in light of the small size of the Board. This uncertainty could require the Company to retain outside consultants to search for additional potential candidates in the event some nominees do not receive a majority vote and leave the Board, resulting in unnecessary cost and distraction for the Board and management at this critical stage in the Company's development that could delay implementation of our strategic initiatives. Implementation of a majority voting standard may also provide special interest groups or short term investors the power to promote "vote no" campaigns that are not in the best interests of our shareholders overall. Such campaigns would force management to spend time and resources obtaining the votes needed to elect the Board's nominees, which we believe is not a prudent or efficient use of the Company's limited resources.

        The Board is mindful of the ongoing corporate governance discussion regarding majority voting in the election of directors and is committed to acting in the best interests of the Company and its shareholders generally. However, the effects of majority voting are currently unknown and continue to evolve, particularly for companies such as the Company whose market caps are not large enough to place them in the S&P 500. By deferring action on majority voting, we can continue to observe and learn whether a majority vote standard increases the difficulty of recruiting qualified director nominees, causes unnecessary shareholder confusion, increases costs or has other negative effects or, conversely, whether a majority vote standard leads to improved performance by directors and accountability to shareholders. Indeed, Congress has struggled with the appropriate approach on this issue as evidenced by the early inclusion and later deletion of a majority voting standard from the legislation that eventually became the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. Thus, we believe that it would be premature to adopt a majority voting standard until there is greater clarity regarding the results of this debate.

        In summary, the Board believes our shareholders are best served by maintaining the current plurality vote standard. The current process has yielded a highly qualified Board, which in turn has promoted continuity and efficiency in the Board's operation. Moreover, the majority standard, while unlikely to affect the outcome of the election or increase the shareholders' voice, would introduce unnecessary uncertainty into the election process that could result in higher costs, management distraction, and a negative effect on the Board's ability to function. Finally, the Board believes any move to a majority vote standard would be premature until more is known about the effects of the higher standard. The proponent made the same proposal at last year's meeting and received support from less than one-third of the shares voted. The Board continues to believe the proposed change to the vote requirement is not in the best interests of the shareholders and recommends a vote AGAINST this proposal.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

        Based solely on our review of the copies of the Forms 3, 4 and 5 and any amendments thereto received by us, or written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that, since January 1, 2013, our officers and directors and persons who own more than ten percent of a registered class of our equity securities have timely complied with all filing requirements under Section 16(a) of the Exchange Act except as previously reported.

OTHER MATTERS

Annual Report

        A copy of the Annual Report to Shareholders for the year ended December 31, 2013 accompanies this proxy statement. We have filed an Annual Report on Form 10-K with the SEC. We will provide, without charge, to each person being solicited by this proxy statement, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2013. All such requests should be directed to Investor Relations, Rockwell Medical, Inc., 30142 Wixom Road, Wixom, Michigan 48393.

Shareholder Proposals

        Any proposal by a shareholder of the Company to be considered for inclusion in the proxy statement for the 2015 annual meeting must be received by Thomas A. Klema, our Secretary, by the close of business on December 15, 2014. Such proposals should be addressed to him at our principal executive offices and should satisfy the informational requirements applicable to shareholder proposals contained in the relevant SEC rules. If the date for the 2015 annual meeting is significantly different than the first anniversary of the 2014 annual meeting, Rule 14a-8 of the SEC provides for an adjustment to the notice period described above.

        For shareholder proposals not sought to be included in our proxy statement, Section 2.5 of our bylaws provides that, in order to be properly brought before the 2015 annual meeting, written notice of such proposal, along with the information required by Section 2.5, must be received by our Secretary at our principal executive offices no earlier than the close of business on January 22, 2015 and no later than February 21, 2015. If the 2015 annual meeting date has been significantly advanced or delayed from the first anniversary of the date of the 2014 annual meeting, then notice of such proposal must be given not later than the 90th day before the meeting or, if later, the 10th day after the first public disclosure of the date of the annual meeting. A proponent must also update the information provided in or with the notice at the times specified in our bylaws.

        Only persons who are shareholders both as of the giving of notice and the date of the shareholders meeting and who are eligible to vote at the shareholders meeting are eligible to propose business to be brought before a shareholders meeting. The proposing shareholder (or his qualified representative)

must attend the shareholders meeting in person and present the proposed business in order for the proposed business to be considered.

Householding

        We have adopted a procedure approved by the SEC called "householding." Under this procedure, certain shareholders of record who have the same address and last name will receive only one copy of our notice of annual meeting of shareholders, proxy statement, and accompanying documents, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

        Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect other mailings.

        If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of the notice of annual meeting of shareholders, proxy statement and accompanying documents, or if you hold common shares in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact the Company's Secretary at 30142 Wixom Road, Wixom, Michigan 48393, or by telephone at (248) 960-9009.

        If you participate in householding and wish to receive a separate copy of the notice of annual meeting of shareholders, proxy statement and the accompanying documents, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact the Company's Secretary as indicated above.

        Beneficial owners can request information about householding from their banks, brokers or other holders of record.

Other Business

        Neither we nor the members of our Board of Directors intend to bring before the annual meeting any matters other than those set forth in the notice of annual meeting of shareholders, and we and they have no present knowledge that any other matters will be presented for action at the meeting by others. If any other matters properly come before such meeting, however, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

By Order of the Board of Directors,

Thomas E. Klema
 Secretary

Wixom, Michigan
April 14, 2014

ROCKWELL MEDICAL TECHNOLOGIES, INC.

AMENDED AND RESTATED 2007 LONG TERM INCENTIVE PLAN

I.                                        GENERAL PROVISIONS

1.1                               Establishment.  On April 11, 2007, the Board of Directors (“Board”) of Rockwell Medical Technologies, Inc. (“Corporation”) adopted the Rockwell Medical Technologies, Inc. 2007 Long Term Incentive Plan (“Plan”), subject to the approval of shareholders at the Corporation’s annual meeting of shareholders on May 24, 2007.

1.2                               Purpose.  The purpose of the Plan is to (a) promote the best interests of the Corporation and its shareholders by encouraging Employees, Non-Employee Directors and Consultants of the Corporation and its Subsidiaries to acquire an ownership interest in the Corporation by granting stock-based Awards, thus aligning their interests with those of shareholders, and (b) enhance the ability of the Corporation to attract, motivate and retain qualified Employees, Non-Employee Directors and Consultants. It is the further purpose of the Plan to authorize certain Awards that will constitute performance based compensation, as described in Code Section 162(m) and Treasury regulations promulgated thereunder.

1.3                               Plan Duration.  Subject to shareholder approval, the Plan shall become effective on May 24, 2007 and shall continue in effect until its termination by the Board; provided, however, that no new Awards may be granted on or after April 11, 2017.

1.4                               Definitions.  As used in this Plan, the following terms have the meaning described below:

(a)         “Agreement” means the written document that sets forth the terms of a Participant’s Award.

(b)         “Annual Incentive Award” means an Award that is granted in accordance with Article VI.

(c)          “Award” means any form of Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award, Annual Incentive Award or other award granted under the Plan.

(d)         “Board” means the Board of Directors of the Corporation.

(e)          “Change in Control” means the occurrence of any of the following events:

(i)             If the Corporation consolidates with or merges into any other corporation or other entity and is not the continuing or surviving entity of such consolidation or merger;

(ii)          If the Corporation permits any other corporation or other entity to consolidate with or merge into the Corporation and the Corporation is the continuing or surviving entity but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for stock or other securities of any other corporation or other entity or cash or any other assets;

(iii)       If the Corporation dissolves or liquidates;

(iv)      If the Corporation effects a share exchange, capital reorganization or reclassification in such a way that holders of Common Stock shall be entitled to receive stock, securities, cash or other assets with respect to or in exchange for the Common Stock;

(v)         If any one person, or more than one person acting as a group (as determined in accordance with Code Section 409A and IRS guidance thereunder), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of Common Stock of the Corporation possessing thirty-five (35) percent or more of the total voting power of the Common Stock of the Corporation;

(vi)      If a majority of members on the Corporation’s Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Corporation’s Board prior to the date of the appointment or election (provided that for purposes of this paragraph, the term Corporation refers solely to the “relevant” Corporation, as defined in Code Section 409A and IRS guidance issued thereunder), for which no other Corporation is a majority shareholder; or

(vii)   If there is a change in the ownership of a substantial portion of the Corporation’s assets, which shall occur on the date that any one person, or more than one person acting as a group (within the meaning of Code Section 409A and IRS guidance issued thereunder) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Corporation that have a total gross fair market value equal to or more than forty (40) percent of the total gross fair market value of all of the assets of the Corporation immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(f)           “Code” means the Internal Revenue Code of 1986, as amended.

(g)          “Committee” means the Compensation Committee of the Board, or any other committee or sub-committee of the Board, designated by the Board from time to time, comprised solely of two or more Directors who are “Non-Employee Directors,” as defined in Rule 16b-3 of the Exchange Act, “Outside Directors” as defined in Code Section 162(m) and Treasury regulations thereunder, and “Independent Directors” for purposes of the rules and regulations of the Stock Exchange. However, the fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate any Award made by the Committee, if the Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time, at the discretion of the Board.

(h)         “Common Stock” means shares of the Corporation’s authorized common stock.

(i)             “Consultant” means a consultant or advisor (other than as an Employee or member of the Board) to the Corporation or a Subsidiary; provided that such person is an individual who (1) renders bona fide services that are not in connection with the offer and sale of the Corporation’s securities in a capital-raising transaction, and (2) does not promote or maintain a market for the Corporation’s securities.

(j)            “Corporation” means Rockwell Medical Technologies, Inc., a Michigan corporation.

(k)         “Director” means an individual, other than an Employee, who has been elected or appointed to serve as a Director of the Corporation or any Subsidiary.

(l)             “Disability” means total and permanent disability, as defined in Code Section 22(e); provided, however, that for purposes of a Code Section 409A distribution event, “disability” shall be defined under Code Section 409A and IRS guidance issued thereunder.

(m)     “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividend paid on one share of Common Stock for each share of Common Stock represented by an Award held by such Participant. Dividend Equivalents shall not be paid on Option or Stock Appreciation Right Awards.

(n)         “Employee” means an individual who has an “employment relationship” with the Corporation or a Subsidiary, as defined in Treasury Regulation 1.421-1(h), and the term “employment” means employment with the Corporation, or a Subsidiary of the Corporation.

(o)         “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(p)         “Fair Market Value” means for purposes of determining the value of Common Stock on the Grant Date, the closing price of the Common Stock on the Stock Exchange for the Grant

Date. In the event that there are no Common Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Common Stock transactions. Unless otherwise specified in the Plan, “Fair Market Value” for purposes of determining the value of Common Stock on the date of exercise means the closing price of the Common Stock on the Stock Exchange for the last date preceding the exercise on which there were Common Stock transactions.

(q)         “Grant Date” means the date on which the Committee authorizes an Award, or such later date as shall be designated by the Committee.

(r)            “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

(s)           “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

(t)            “Option” means either an Incentive Stock Option or a Nonqualified Stock Option.

(u)         “Participant” means an Employee (including an Employee who is a Director), Director or Consultant who is designated by the Committee to participate in the Plan.

(v)         “Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Article V.

(w)       “Performance Measures” means the measures of performance of the Corporation and its Subsidiaries used to determine a Participant’s entitlement to an Award under the Plan. Such performance measures shall have the same meanings as used in the Corporation’s financial statements, or, if such terms are not used in the Corporation’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Corporation’s industry. Performance Measures shall be calculated with respect to the Corporation and each Subsidiary consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures shall be calculated in accordance with generally accepted accounting principles, but, unless otherwise determined by the Committee, prior to the accrual or payment of any Award under this Plan for the same performance period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the performance goals. Performance Measures shall be one or more of the following, or a combination of any of the following, on an absolute or peer group comparison, as determined by the Committee:

•                  earnings (as measured by net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, or cash earnings, or earnings as adjusted by excluding one or more components of earnings, including each of the above on a per share and/or segment basis);

•                  sales/net sales;

•                  return on net sales (as measured by net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, operating cash flow or cash earnings as a percentage of net sales);

•                  sales growth;

•                  gross profit margins:

•                  cash flow;

•                  operating cash flow;

•                  free cash flow;

•                  discounted cash flow;

•                  working capital;

•                  market capitalization;

•                  cash return on investment;

•                  return on capital;

•                  return on cost of capital;

•                  shareholder value;

•                  return on equity;

•                  total shareholder return;

•                  return on investment;

•                  economic value added;

•                  return on assets/net assets;

•                  stock trading multiples (as measured against investment, net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, cash earnings or operating cash flow);

•                  stock price;

•                  total stock market capitalization;

•                  attainment of strategic or operational initiatives;

•                  achievement of operational goals, including but not limited to obtaining federal Food and Drug Administration approval to market new products, development of new markets or market segments, implementation of infrastructure improvements and increasing the Corporation’s portfolio of intellectual property.

(x)         “Performance Share” means any grant pursuant to Article V and Section 5.2(b)(i).

(y)         “Performance Unit” means any grant pursuant to Article V and Section 5.2(b)(ii).

(z)          “Plan” means the Rockwell Medical Technologies, Inc. 2007 Long Term Incentive Plan, the terms of which are set forth herein, and any amendments thereto.

(aa)  “Restriction Period” means the period of time during which a Participant’s Restricted Stock or Restricted Stock Unit is subject to restrictions and is nontransferable.

(bb)  “Restricted Stock” means Common Stock granted pursuant to Article IV that is subject to a Restriction Period.

(cc)    “Restricted Stock Unit” means a right granted pursuant to Article IV to receive Restricted Stock or an equivalent value in cash.

(dd)  “Securities Act” means the Securities Act of 1933, as amended.

(ee)    “Stock Appreciation Right” means the right to receive a cash or Common Stock payment from the Corporation, in accordance with Article III of the Plan.

(ff)      “Stock Exchange” means the principal national securities exchange on which the Common Stock is listed for trading, or, if the Common Stock is not listed for trading on a national securities exchange, such other recognized trading market or quotation system upon which the largest number of shares of Common Stock has been traded in the aggregate during the last 20 days before a Grant Date, or date on which an Option is exercised or Award vests, whichever is applicable.

(gg)    “Subsidiary” means a corporation or other entity defined in Code Section 424(f).

(hh)  “Substitute Awards” shall mean Awards granted or shares issued by the Corporation in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Corporation or any Subsidiary or with which the Corporation or any Subsidiary combines.

(ii)          “Vested” or “Vesting” means the extent to which an Award granted or issued hereunder has become exercisable or any applicable Restriction Period has terminated in accordance with the Plan and the terms of any respective Agreement pursuant to which such Award was granted or issued.

1.5                               Administration.

(a)         The Plan shall be administered by the Committee. The Committee shall interpret the Plan, prescribe, amend, and rescind rules and regulations relating to the Plan, and make all other determinations necessary or advisable for its administration. The decision of the Committee on any question concerning the interpretation of the Plan or its administration with respect to any Award granted under the Plan shall be final and binding upon all Participants. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.

(b)         In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, but, in the case of Awards designated as Awards under Code Section 162(m), subject to the requirements of Code Section 162(m), the Committee shall have the full and final power and authority, in its discretion to:

(i)             Amend, modify, or cancel any Award, or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(ii)          Subject to Code Section 409A, accelerate, continue, or defer the exercisability or Vesting of any Award or any shares acquired pursuant thereto;

(iii)       Authorize, in conjunction with any applicable deferred compensation plan of the Corporation, that the receipt of cash or Common Stock subject to any Award under this Plan may be deferred under the terms and conditions of such deferred compensation plan;

(iv)      Determine the terms and conditions of Awards granted to Participants; and

(v)         Establish such other Awards, besides those specifically enumerated in the Plan, which the Committee determines are consistent with the Plan’s purposes.

1.6                               Participants.  Participants in the Plan shall be such Employees (including Employees who are Directors), Directors and Consultants of the Corporation and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee may grant Awards to an individual upon the condition that the individual become an Employee, Director or Consultant of the Corporation or of a Subsidiary, provided that the Award shall be deemed to be granted only on the date that the individual becomes an Employee, Director or Consultant, as applicable.

1.7                               Stock.

(a)         The Corporation has reserved 4,500,000 shares of the Corporation’s Common Stock for issuance pursuant to stock-based Awards, including without limitation, Incentive Stock Options. All amounts in this Section 1.7 shall be adjusted, as applicable, in accordance with Article IX.

(b)         [reserved]

(c)          If any shares subject to an Award are forfeited, cancelled, expire or otherwise terminate without issuance of such shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the shares subject to such Award, the shares shall, to the extent of such forfeiture, cancellation, expiration, termination, cash settlement or non-issuance, again be available for Awards under the Plan.

(d)         In the event that (i) any Option or other Award granted hereunder is exercised through the tendering of shares or by the withholding of shares by the Corporation, or (ii) withholding tax liabilities arising from such Option or other Award are satisfied by the tendering of shares or by the withholding of shares by the Corporation, then only the number of shares issued net of the shares tendered or withheld shall be counted for purposes of determining the maximum number of shares available for issuance under the Plan.

(e)          Substitute Awards shall not reduce the shares reserved for issuance under the Plan or authorized for grant to a Participant in any fiscal year. Additionally, in the event that a company acquired by the Corporation or any Subsidiary or with which the Corporation or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors or an affiliate of the Corporation or its Subsidiaries prior to such acquisition or combination.

1.8                               Repricing.  Without the affirmative vote of holders of a majority of the shares of Common Stock cast in person or by proxy at a meeting of the shareholders of the Corporation at which a quorum representing a majority of all outstanding shares is present or represented by proxy, neither the Board nor the Committee shall approve a program providing for either (a) the cancellation of outstanding Options and/or Stock Appreciation Rights and the grant in substitution therefore of any new Awards under the Plan having a lower exercise price than the Fair Market Value of the underlying Common Stock on the original Grant Date, or (b) the amendment of outstanding Options and/or Stock Appreciation Rights to reduce the exercise price thereof below the Fair Market Value of the underlying Common Stock on the original Grant Date. This Section shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Section 424 of the Code.

II.                                   STOCK OPTIONS

2.1                               Grant of Options.  The Committee, at any time and from time to time, subject to the terms and conditions of the Plan, may grant Options to such Participants and for such number of shares of Common Stock as it shall designate. Any Participant may hold more than one Option under the Plan and any other plan of the Corporation or Subsidiary. The Committee shall determine the general terms and conditions of exercise, which shall be set forth in a Participant’s Agreement. No Option granted hereunder may be exercised after the tenth anniversary of the Grant Date. The Committee may designate any Option granted as either an Incentive Stock Option or a Nonqualified Stock Option, or the Committee may designate a portion of an Option as an Incentive Stock Option or a Nonqualified Stock Option. Unless otherwise provided in a Participant’s Agreement, Options are intended to satisfy the requirements of Code Section 162(m) and the regulations promulgated thereunder, to the extent applicable.

2.2                               Incentive Stock Options.  Any Option intended to constitute an Incentive Stock Option shall comply with the requirements of this Section 2.2. An Incentive Stock Option only may be granted to an Employee. No Incentive Stock Option shall be granted with an exercise price below the Fair Market Value of Common Stock on the Grant Date nor with an exercise term that extends beyond ten (10) years from the Grant Date. An Incentive Stock Option shall not be granted to any Participant who owns (within the meaning of Code Section 424(d)) stock of the Corporation or any Subsidiary possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Subsidiary unless, at the Grant Date, the exercise price for the Option is at least 110% of the Fair

Market Value of the shares subject to the Option and the Option, by its terms, is not exercisable more than five (5) years after the Grant Date. The aggregate Fair Market Value of the underlying Common Stock (determined at the Grant Date) as to which Incentive Stock Options granted under the Plan (including a plan of a Subsidiary) may first be exercised by a Participant in any one calendar year shall not exceed $100,000. To the extent that an Option intended to constitute an Incentive Stock Option shall violate the foregoing $100,000 limitation (or any other limitation set forth in Code Section 422), the portion of the Option that exceeds the $100,000 limitation (or violates any other Code Section 422 limitation) shall be deemed to constitute a Nonqualified Stock Option.

2.3                               Option Price.  The Committee shall determine the per share exercise price for each Option granted under the Plan. No Option may be granted with an exercise price below 100% of the Fair Market Value of Common Stock on the Grant Date.

2.4                               Payment for Option Shares.

(a)         The purchase price for shares of Common Stock to be acquired upon exercise of an Option granted hereunder shall be paid in full in cash or by personal check, bank draft or money order at the time of exercise; provided, however, that in lieu of such form of payment, unless otherwise provided in a Participant’s Agreement, payment may be made by (i) delivery to the Corporation of outstanding shares of Common Stock that have been held at least six (6) months, on such terms and conditions as may be specified in the Participant’s Agreement; (ii) by delivery to the Corporation of a properly executed exercise notice, acceptable to the Corporation, together with irrevocable instructions to the Participant’s broker to deliver to the Corporation sufficient cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Corporation and the brokerage firm; (iii) delivery of other consideration approved by the Committee having a Fair Market Value on the exercise date equal to the total purchase price; (iv) other means determined by the Committee; or (v) any combination of the foregoing. Shares of Common Stock surrendered upon exercise shall be valued at the Stock Exchange closing price for the Corporation’s Common Stock on the day prior to exercise, and the shares shall be surrendered to the Corporation.

(b)         Notwithstanding the foregoing, an Option may not be exercised by delivery to or withholding by the Corporation of shares of Common Stock to the extent that such delivery or withholding (i) would constitute a violation of the provisions of any law or regulation (including the Sarbanes-Oxley Act of 2002), or (ii) if there is a substantial likelihood that the use of such form of payment would result in adverse accounting treatment to the Corporation under generally accepted accounting principles. Until a Participant has been issued a certificate or certificates for the shares of Common Stock so purchased (or the book entry representing such shares has been made and such shares have been deposited with the appropriate registered book-entry custodian), he or she shall possess no rights as a record holder with respect to any such shares.

III.                              STOCK APPRECIATION RIGHTS

3.1                               Grant of Stock Appreciation Rights.  Stock Appreciation Rights may be granted, held and exercised in such form and upon such general terms and conditions as determined by the Committee on an individual basis. A Stock Appreciation Right may be granted to a Participant with respect to such number of shares of Common Stock of the Corporation as the Committee may determine. Unless otherwise provided in a Participant’s Agreement, Stock Appreciation Rights are intended to satisfy the requirements of Code Section 162(m) and the regulations promulgated thereunder, to the extent applicable. No Stock Appreciation Right shall be granted with an exercise term that extends beyond ten (10) years from the Grant Date.

3.2                               Exercise Price.  The Committee shall determine the per share exercise price for each Stock Appreciation Right granted under the Plan; provided, however, that the exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the shares of Common Stock covered by the Stock Appreciation Right on the Grant Date.

3.3                               Exercise of Stock Appreciation Rights.  A Stock Appreciation Right shall be deemed exercised upon receipt by the Corporation of written notice of exercise from the Participant. The Committee shall specify in a Participant’s Agreement whether payment shall be made in cash or shares of Common Stock, or any combination thereof.

3.4                               Stock Appreciation Right Payment.  Upon exercise of a Stock Appreciation Right, a Participant shall be entitled to payment from the Corporation, in cash, shares, or partly in each (as determined by the Committee in accordance with any applicable terms of the Agreement), of an amount equal to the difference between (i) the aggregate Fair Market Value on the exercise date for the specified number of shares being exercised, and (ii) the aggregate exercise price for the specified number of shares being exercised.

3.5                               Maximum Stock Appreciation Right Amount Per Share.  The Committee may, at its sole discretion, establish (at the time of grant) a maximum amount per share which shall be payable upon the exercise of a Stock Appreciation Right, expressed as a dollar amount.

IV.                               RESTRICTED STOCK AND UNITS

4.1                               Grant of Restricted Stock and Restricted Stock Units.  Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock and Restricted Stock Units under the Plan to such Participants and in such amounts as it shall determine.

4.2                               Restricted Stock Agreement.  Each grant of Restricted Stock or Restricted Stock Units shall be evidenced by an Agreement that shall specify the terms of the restrictions, including the Restriction Period, or periods, the number of Common Stock shares subject to the grant, or units, the purchase price for the shares of Restricted Stock, if any, the form of consideration that may be used to pay the purchase price of the Restricted Stock, including those specified in Section 2.4, and such other general terms and conditions, including performance goals, as the Committee shall determine.

4.3                               Transferability.  Except as provided in this Article IV and Section 10.3 of the Plan, the shares of Common Stock subject to an Award of Restricted Stock or Restricted Stock Units granted hereunder may not be transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Restriction Period or for such period of time as shall be established by the Committee and specified in the applicable Agreement, or upon the earlier satisfaction of other conditions as specified by the Committee in its sole discretion and as set forth in the applicable Agreement.

4.4                               Other Restrictions.  The Committee shall impose such other restrictions on any shares of Common Stock subject to an Award of Restricted Stock or Restricted Stock Units under the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or State securities laws, and the issuance of a legended certificate of Common Stock representing such shares to give appropriate notice of such restrictions. The Committee shall have the discretion to waive the applicable Restriction Period with respect to all or any part of the Common Stock subject to an Award of Restricted Stock or Restricted Stock Units that has not been granted under Code Section 162(m).

4.5                               Voting Rights.  During the Restriction Period, Participants holding shares of Common Stock subject to a Restricted Stock Award may exercise full voting rights with respect to the Restricted Stock.

4.6                               Dividends and Dividend Equivalents.

(a)         Except as set forth below or in a Participant’s Agreement, during the Restriction Period, a Participant shall be entitled to receive all dividends and other distributions paid with respect to shares of Common Stock subject to an Award of Restricted Stock. If any dividends or distributions are paid in shares of Common Stock during the Restriction Period applicable to an Award of Restricted Stock, the dividend or other distribution shares shall be subject to the same restrictions on transferability as the shares of Common Stock with respect to which they were paid.

(b)         The Committee, in its discretion, may provide in the Agreement evidencing any Restricted Stock Unit that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Common Stock having a record date prior to the date on which Restricted Stock Units held by such Participant are settled. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Common Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (i) the amount of cash dividends paid on such date with respect to the number of shares of Common Stock represented by the Restricted Stock Units previously credited to the Participant, by (ii) the Fair Market Value per share of Common Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time (or as soon thereafter as practicable) as the Restricted Stock Units originally subject to the Restricted Stock Unit. In the event of a dividend or distribution paid in shares of Common Stock or any other adjustment made upon a change in the capital structure of the Corporation as described in Article IX, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Common Stock issuable upon settlement of the Restricted Stock Unit, and all such new, substituted or additional securities or other property shall be immediately subject to the same restrictions as are applicable to the Restricted Stock Unit.

4.7                               Settlement of Restricted Stock Units.  If a Restricted Stock Unit is payable in Common Stock, the Corporation shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Vest or on such other date determined by the Committee, in its discretion, and set forth in the Agreement, one (1) share of Common Stock and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.1 for each Restricted Stock Unit then becoming Vested or otherwise to be settled on such date, subject to the withholding of applicable taxes.

V.                                    PERFORMANCE AWARDS

5.1                               Grant of Performance Awards.  The Committee, at its discretion, may grant Performance Awards to Participants and may determine, on an individual or group basis, the performance goals to be attained pursuant to each Performance Award.

5.2                               Terms of Performance Awards.

(a)         Performance Awards shall consist of rights to receive cash, Common Stock, other property or a combination of each, if designated performance goals are achieved. The terms of a Participant’s Performance Award shall be set forth in a Participant’s Agreement. Each Agreement shall specify the performance goals, which may include the Performance Measures, applicable to a particular Participant or group of Participants, the period over which the targeted goals are to be attained, the payment schedule if the goals are attained, and any other general terms as the Committee shall determine and conditions applicable to an individual Performance Award. The Committee, at its discretion, may waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of a Performance Award that has not been granted pursuant to Code Section 162(m).

(b)         Performance Awards may be granted as Performance Shares or Performance Units, at the discretion of the Committee.

(i)             In the case of Performance Shares, the Participant shall receive a legended certificate of Common Stock, restricted from transfer prior to the satisfaction of the designated performance goals and restrictions, as determined by the Committee and specified in the Participant’s Agreement. Prior to satisfaction of the performance goals and restrictions, the Participant shall be entitled to vote the Performance Shares. Further, any dividends paid on such shares during the performance period automatically shall be reinvested on behalf of the Participant in additional Performance Shares under the Plan, and such additional shares shall be subject to the same performance goals and restrictions as the other shares under the Performance Share Award.

(ii)          In the case of Performance Units, the Participant shall receive an Agreement from the Committee that specifies the performance goals and restrictions that must be satisfied before the Corporation shall issue the payment, which may be cash, a designated number of shares of Common Stock, other property, or a combination thereof.

VI.                               ANNUAL INCENTIVE AWARDS

6.1                               Grant of Annual Incentive Awards.

(a)         The Committee, at its discretion, may grant Annual Incentive Awards to such Participants as it may designate from time to time. The terms of a Participant’s Annual Incentive Award shall be set forth in the Participant’s individual Agreement. Each Agreement shall specify such general terms and conditions as the Committee shall determine.

(b)         The determination of Annual Incentive Awards for a given year may be based upon the attainment of specified levels of Corporation or Subsidiary performance as measured by pre-established, objective performance criteria determined at the discretion of the Committee, including any or all of the Performance Measures.

(c)          The Committee shall (i) select those Participants who shall be eligible to receive an Annual Incentive Award, (ii) determine the performance period, (iii) determine target levels of performance, and (iv) determine the level of Annual Incentive Award to be paid to each selected Participant upon the achievement of each performance level. The Committee generally shall make the foregoing determinations prior to the commencement of services to which an Annual Incentive Award relates (or within the permissible time period established under Code Section 162(m)), to the extent applicable, and while the outcome of the performance goals and targets is uncertain.

6.2                               Payment of Annual Incentive Awards.

(a)         Annual Incentive Awards shall be paid in cash, shares of Common Stock or other property, at the discretion of the Committee. Payments shall be made following a determination by the Committee that the performance targets were attained and shall be made within two and a half (2 1/2) months after the later of the end of the fiscal or calendar year in which the Annual Incentive Award is earned.

(b)         The amount of an Annual Incentive Award to be paid upon the attainment of each targeted level of performance shall equal a percentage of a Participant’s base salary for the fiscal year, a fixed dollar amount, or such other formula, as determined by the Committee.

VII.                          CODE SECTION 162(M) PERFORMANCE MEASURE AWARDS

7.1                               Awards Granted Under Code Section 162(m).  The Committee, at its discretion, may designate that a Restricted Stock, Restricted Stock Unit, Performance Share, Performance Unit or Annual Incentive Award shall be granted pursuant to Code Section 162(m). Such an Award must comply with the following additional requirements, which shall control over any other provision that pertains to such Award under Articles IV, V and VI.

(a)         Each Code Section 162(m) Award shall be based upon the attainment of specified levels of pre-established, objective Performance Measures that are intended to satisfy the performance based compensation requirements of Code Section 162(m) and the regulations promulgated thereunder. Further, at the discretion of the Committee, an Award also may be subject to goals and restrictions in addition to the Performance Measures.

(b)         For each Code Section 162(m) Award, the Committee shall (i) select the Participant who shall be eligible to receive a Code Section 162 (m) Award, (ii) determine the applicable performance period, (iii) determine the target levels of the Corporation or Subsidiary Performance

Measures, and (iv) determine the number of shares of Common Stock or cash or other property (or combination thereof) subject to an Award to be paid to each selected Participant. The Committee shall make the foregoing determinations prior to the commencement of services to which an Award relates (or within the permissible time period established under Code Section 162(m)) and while the outcome of the performance goals and targets is uncertain.

7.2                               Attainment of Code Section 162(m) Goals.

(a)         After each performance period, the Committee shall certify, in writing: (i) if the Corporation has attained the performance targets, and (ii) the number of shares pursuant to the Award that are to become freely transferable, if applicable, or the cash or other property payable under the Award. The Committee shall have no discretion to waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of an Award except in the case of the death or Disability of a Participant.

(b)         Notwithstanding the foregoing, the Committee may, in its discretion, reduce any Award based on such factors as may be determined by the Committee, including, without limitation, a determination by the Committee that such a reduction is appropriate in light of pay practices of competitors, or the performance of the Corporation, a Subsidiary or a Participant relative to the performance of competitors, or performance with respect to the Corporation’s strategic business goals.

7.3                               Individual Participant Limitations.  Subject to adjustment as provided in Section 9.1, no Participant in any one fiscal year of the Corporation may be granted (a) Options or Stock Appreciation Rights with respect to more than two hundred fifty thousand (250,000) shares of Common Stock; (b) Restricted Stock or Restricted Stock Units that are denominated in shares of Common Stock with respect to more than one hundred thousand (100,000) shares; (c) Performance Awards that are denominated in shares of Common Stock with respect to more than one hundred thousand (100,000) shares; and (d) an Annual Incentive Award denominated in shares of Common Stock with respect to more than one hundred thousand (100,000) shares. The maximum dollar value payable to any Participant in any one fiscal year of the Corporation with respect to Restricted Stock Units, Performance Awards or Annual Incentive Awards that are valued in property other than Common Stock is the lesser of two million dollars ($2,000,000) or four (4) times the Participant’s base salary (or if the Participant is a Director or Consultant, the Participant’s total cash compensation) for the fiscal year. If an Award is cancelled, the cancelled Award shall continue to be counted towards the applicable limitations.

VIII.                     TERMINATION OF EMPLOYMENT OR SERVICES

8.1                               Options and Stock Appreciation Rights.

(a)         If, prior to the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services are terminated for any reason, the Participant’s right to exercise the Option or Stock Appreciation Right shall terminate and all rights thereunder shall cease, unless provided otherwise in a Participant’s Agreement.

(b)         If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services are terminated for any reason other than death or Disability, the Participant shall have the right, within the earlier of (i) the expiration of the Option or Stock Appreciation Right, and (ii) three (3) months after termination of employment or services, as applicable, to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant’s termination of employment or services, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise. The Committee may designate in a Participant’s Agreement that an Option or Stock Appreciation Right shall terminate at an earlier or later time than set forth above.

(c)          If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services are terminated due to death while an Option or Stock Appreciation Right is still exercisable, the person or persons to whom the Option or Stock Appreciation Right shall have been transferred by will or the laws of descent and distribution, shall have the right within the exercise period specified in the Participant’s Agreement to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the Participant’s date of death, subject to any other limitation on exercise in effect on the date of exercise. Provided, however, that the beneficial tax treatment of an Incentive Stock Option may be forfeited if the Option is exercised more than one (1) year after a Participant’s date of death.

(d)         If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services are terminated due to Disability, the Participant shall have the right, within the exercise period specified in the Participant’s Agreement, to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant’s termination of employment or services due to Disability, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise. If the Participant dies after termination of employment or services, as applicable, while the Option or Stock Appreciation Right is still exercisable, the Option or Stock Appreciation Right shall be exercisable in accordance with the terms of paragraph (c), above.

(e)          The Committee, at the time of a Participant’s termination of employment or services, may accelerate a Participant’s right to exercise an Option or, subject to Code Section 409A, may extend an Option term.

(f)           Shares subject to Options and Stock Appreciation Rights that are not exercised in accordance with the provisions of (a) through (e) above shall expire and be forfeited by the Participant as of their expiration date and shall become available for new Awards under the Plan as of such date.

8.2                               Restricted Stock and Restricted Stock Units.  If a Participant’s employment or services are terminated for any reason, the Participant’s right to shares of Common Stock subject to a Restricted Stock or Restricted Stock Unit Award that are still subject to a Restriction Period automatically shall terminate and be forfeited by the Participant (or, if the Participant was required to pay a purchase price for the Restricted Stock, other than for the performance of services, the Corporation shall have the option to repurchase any shares acquired by the Participant which are still subject to the Restriction Period for the purchase price paid by the Participant) and, subject to Section 1.6, said shares shall be available for new Awards under the Plan as of such termination date. Provided, however, that the Committee, in its sole discretion, may provide in a Participant’s Agreement for the continuation of a Restricted Stock Award or Restricted Stock Unit after a Participant’s employment or services are terminated or may waive or, subject to Code Section 409A, change the remaining restrictions or add additional restrictions, as it deems appropriate. The Committee shall not waive any restrictions on a Code Section 162(m) Restricted Stock or Restricted Stock Unit Award, but the Committee may provide in a Participant’s Code Section 162(m) Restricted Stock or Restricted Stock Unit Agreement or otherwise that upon the Employee’s termination of employment due to (a) death or (b) Disability prior to the termination of the Restriction Period, that the performance goals and restrictions shall be deemed to have been satisfied on terms determined by the Committee.

8.3                               Performance Awards.  Performance Awards shall expire and be forfeited by a Participant upon the Participant’s termination of employment or services for any reason, and, subject to Section 1.7, shall be available for new Awards under the Plan as of such termination date. Provided, however, that the Committee, in its discretion, may provide in a Participant’s Agreement or, subject to Code Section 409A, may provide otherwise for the continuation of a Performance Award after a Participant’s employment or services are terminated or may waive or change all or part of the conditions, goals and restrictions applicable to such Performance Award.

Notwithstanding the foregoing, the Committee shall not waive any restrictions on a Code Section 162(m) Performance Award, but the Committee may provide in a Participant’s Code

Section 162(m) Performance Share Agreement or otherwise that upon the Participant’s termination of employment or services due to (a) death or (b) Disability prior to the attainment of the associated performance goals and restrictions, that the performance goals and restrictions shall be deemed to have been satisfied on terms determined by the Committee.

8.4                               Annual Incentive Awards.

(a)         A Participant who has been granted an Annual Incentive Award and whose employment or services terminate due to Disability or death prior to the end of the Corporation’s fiscal year shall be entitled to a pro-rated payment of the Annual Incentive Award, based on the number of full months of employment or services, as applicable during the fiscal year. Any such prorated Annual Incentive Award shall be paid at the same time as regular Annual Incentive Awards and, in the event of the Participant’s death, to the Participant’s designated beneficiary.

(b)         Except as otherwise determined by the Committee in its discretion, a Participant who has been granted an Annual Incentive Award and whose employment or services terminate for any reason other than Disability or death before the payment date of an Annual Incentive Award, shall forfeit the right to the Annual Incentive Award payment for that fiscal year.

8.5                               Other Provisions.  The transfer of an Employee from one corporation to another among the Corporation and any of its Subsidiaries, or a leave of absence under the leave policy of the Corporation or any of its Subsidiaries shall not be a termination of employment for purposes of the Plan, unless a provision to the contrary is expressly stated by the Committee in a Participant’s Agreement issued under the Plan.

IX.                              ADJUSTMENTS AND CHANGE IN CONTROL

9.1                               Adjustments.  In the event of a merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Common Stock or the value thereof, such adjustments and other substitutions shall be made to the Plan and Awards as the Committee deems equitable or appropriate, including adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company, as the Committee may determine to be appropriate in its sole discretion).

9.2                               Change in Control.

(a)         Notwithstanding anything contained herein to the contrary, the Committee, in its discretion, may provide in a Participant’s Agreement or otherwise that upon a Change in Control, any or all of the following shall occur: (i) any outstanding Option or Stock Appreciation Right granted hereunder immediately shall become fully Vested and exercisable, regardless of any installment provision applicable to such Option or Stock Appreciation Right; (ii) the remaining Restriction Period on any Shares of Common Stock subject to a Restricted Stock or Restricted Stock Unit Award granted hereunder immediately shall lapse and the shares shall become fully transferable, subject to any applicable Federal or State securities laws; (iii) all performance goals and conditions shall be deemed to have been satisfied and all restrictions shall lapse on any outstanding Performance Awards, which immediately shall become payable (either in full or pro-rata based on the portion of the applicable performance period completed as of the Change in Control); (iv) all performance targets and performance levels shall be deemed to have been satisfied for any outstanding Annual Incentive Awards, which immediately shall become payable (either in full or pro-rata based on the portion of the applicable performance period completed as of the Change in Control); or (v) such other treatment as the Committee may determine.

(b)         The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option or Stock Appreciation Right outstanding immediately prior to the Change in Control shall be cancelled in exchange for a payment with respect to each Vested share of Common Stock subject to such cancelled Option or Stock Appreciation Right in (i) cash, (ii) stock of the Corporation or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Common Stock in the Change in Control transaction over the exercise price per share under such Option or Stock Appreciation Right (the “Spread”). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to a Participant in respect of the Participant’s cancelled Options and Stock Appreciation Rights as soon as practicable following the date of the Change in Control.

(c)          Notwithstanding the foregoing, the Committee, in its discretion, may provide in a Participant’s Agreement or otherwise that, if in the event of a Change in Control the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock, or Restricted Stock Unit payable in shares of Common Stock, Performance Award payable in shares of Common Stock or Annual Incentive Award payable in shares of Common Stock, then each such outstanding Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Annual Incentive Award shall not be accelerated as described in Section 9.2(a). For the purposes of this Section 9.2(c), such an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Annual Incentive Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each share of Common Stock subject to such Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Annual Incentive Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of shares of Common Stock for each share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of such Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Annual Incentive Award, for each share of Common Stock subject thereto, shall be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of shares of Common Stock in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

X.                                   MISCELLANEOUS

10.1                        Partial Exercise/Fractional Shares.  The Committee may permit, and shall establish procedures for, the partial exercise of Options and Stock Appreciation Rights granted under the Plan. No fractional shares shall be issued in connection with the exercise of a Stock Appreciation Right or payment of a Performance Award, Restricted Stock Award, Restricted Stock Unit, or Annual Incentive Award; instead, the Fair Market Value of the fractional shares shall be paid in cash, or at the discretion of the Committee, the number of shares shall be rounded down to the nearest whole number of shares and any fractional shares shall be disregarded.

10.2                        Rights Prior to Issuance of Shares.  No Participant shall have any rights as a shareholder with respect to shares covered by an Award until the issuance of a stock certificate for such shares (or book entry representing such shares has been made and such shares have been deposited with the appropriate registered book-entry custodian). No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued except as otherwise provided in the Plan or a Participant’s Agreement or by the Committee.

10.3                        Non Assignability; Certificate Legend; Removal.

(a)         Except as described below or as otherwise determined by the Committee in a Participant’s Agreement, no Award shall be transferable by a Participant except by will or the laws of descent and distribution, and an Option or Stock Appreciation Right shall be exercised only by a Participant during the lifetime of the Participant. Notwithstanding the foregoing, a Participant may assign or transfer an Award that is not an Incentive Stock Option with the consent of the Committee (each transferee thereof, a “Permitted Assignee”); provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and any Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Corporation evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan.

(b)         Each certificate representing shares of Common Stock subject to an Award shall bear the following legend:

The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in the Rockwell Medical Technologies, Inc. 2007 Long Term Incentive Plan (“Plan”), rules and administrative guidelines adopted pursuant to such Plan and an Agreement dated                         ,         . A copy of the Plan, such rules and such Agreement may be obtained from the Secretary of Rockwell Medical Technologies, Inc.

(c)          Subject to applicable Federal and State securities laws, issued shares of Common Stock subject to an Award shall become freely transferable by the Participant after all applicable restrictions, limitations, performance requirements or other conditions have terminated, expired, lapsed or been satisfied. Once such issued shares of Common Stock are released from such restrictions, limitations, performance requirements or other conditions, the Participant shall be entitled to have the legend required by this Section 10.3 removed from the applicable Common Stock certificate.

10.4                        Securities Laws.

(a)         Anything to the contrary herein notwithstanding, the Corporation’s obligation to sell and deliver Common Stock pursuant to the exercise of an Option or Stock Appreciation Right or deliver Common Stock pursuant to a Restricted Stock Award, Restricted Stock Unit, Performance Award or Annual Incentive Award is subject to such compliance with Federal and State laws, rules and regulations applying to the authorization, issuance or sale of securities as the Corporation deems necessary or advisable. The Corporation shall not be required to sell and deliver or issue Common Stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act of 1933 or the Securities Exchange Act of 1934, or the rules and regulations of the Securities and Exchange Commission promulgated thereunder or those of the Stock Exchange or any stock exchange on which the Common Stock may be listed, the provisions of any State laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.

(b)         The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option or Stock Appreciation Right or the grant of Restricted Stock or Restricted Stock Units or the payment of a Performance Award or Annual Incentive Award under the Plan as it may deem advisable, including, without limitation, restrictions (i) under applicable Federal securities laws; (ii) under the requirements of the Stock Exchange or any other securities exchange or recognized trading market or quotation system upon which such shares of Common Stock are then listed or traded; and (iii) under any blue sky or State securities laws applicable to such shares.

10.5                        Withholding Taxes.

(a)         The Corporation shall have the right to withhold from a Participant’s compensation or require a Participant to remit sufficient funds to satisfy applicable withholding for income and employment taxes upon the exercise of an Option or Stock Appreciation Right or the lapse of the Restriction Period on a Restricted Stock Award or Restricted Stock Unit, or the payment of a Performance Award or Annual Incentive Award. A Participant may, in order to fulfill the withholding obligation, tender previously-acquired shares of Common Stock that have been held at least six (6) months or have shares of stock withheld from the exercise, provided that the shares have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable withholding taxes. The broker-assisted exercise procedure described in Section 2.4(a)(ii) may also be utilized to satisfy the withholding requirements related to the exercise of an Option. At no point shall the Corporation withhold from the exercise of an Option more shares than are necessary to meet the established tax withholding requirements of federal, state and local obligations.

(b)         Notwithstanding the foregoing, a Participant may not use shares of Common Stock to satisfy the withholding requirements to the extent that (i) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act; (ii) such withholding would constitute a violation of the provisions of any law or regulation (including the Sarbanes-Oxley Act of 2002); or (iii) there is a substantial likelihood that the use of such form of payment would result in adverse accounting treatment to the Corporation under generally accepted accounting principles.

10.6                        Termination and Amendment.

(a)         The Board may terminate the Plan, or the granting of Awards under the Plan, at any time. No new Awards shall be granted under the Plan after April 11, 2017.

(b)         The Board may amend or modify the Plan at any time and from time to time, and the Committee may amend or modify the terms of an outstanding Agreement at any time and from time to time, but no amendment or modification, without the approval of the shareholders of the Corporation, shall (i) materially increase the benefits accruing to Participants under the Plan; (ii) increase the amount of Common Stock for which Awards may be made under the Plan, except as permitted under Sections 1.7 and Article 9; or (iii) change the provisions relating to the eligibility of individuals to whom Awards may be made under the Plan. In addition, if the Corporation’s Common Stock is listed on a Stock Exchange, the Board may not amend the Plan in a manner requiring approval of the shareholders of the Corporation under the rules of the Stock Exchange without obtaining the approval of the shareholders.

(c)          No amendment, modification, or termination of the Plan or an outstanding Agreement shall in any manner adversely affect any then outstanding Award under the Plan without the consent of the Participant holding such Award, except as set forth in any Agreement relating to the Award, or to bring the Plan and/or an Award into compliance with the requirements of Code Section 409A or to qualify for an exemption under Code Section 409A.

10.7                        Code Section 409A.  It is intended that Awards granted under the Plan shall be exempt from or in compliance with Code Section 409A. The Board reserves the right to amend the terms of the Plan and the Committee reserves the right to amend any outstanding Agreement if necessary either to exempt such Award from Code Section 409A or comply with the requirements of Code Section 409A, as applicable. Further, Plan Participants who are “Specified Employees” (as defined under Code Section 409A and IRS guidance issued thereunder), shall be required to delay payment of an Award for six (6) months after separation from service to the extent such Award is governed by Code Section 409A, and the delay is required thereunder.

10.8                        Effect on Employment or Services.  Neither the adoption of the Plan nor the granting of any Award pursuant to the Plan shall be deemed to create any right in any individual to be retained or continued in the employment or services of the Corporation or a Subsidiary.

10.9                        Use of Proceeds.  The proceeds received from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes of the Corporation.

10.10                 Severability.  If any one or more of the provisions (or any part thereof) of this Plan or of any Agreement issued hereunder, shall be held to be invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or of any Agreement shall not in any way be affected or impaired thereby. The Board may, without the consent of any Participant, and in a manner determined necessary solely in the discretion of the Board, amend the Plan and any outstanding Agreement as the Corporation deems necessary to ensure the Plan and all Awards remain valid, legal or enforceable in all respects.

10.11                 Beneficiary Designation.  Subject to local laws and procedures, each Participant may file a written beneficiary designation with the Corporation stating who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before receipt of any or all of a Plan benefit. Each designation shall revoke all prior designations by the same Participant, be in a form prescribed by the Corporation, and become effective only when filed by the Participant in writing with the Corporation during the Participant’s lifetime. If a Participant dies without an effective beneficiary designation for a beneficiary who is living at the time of the Participant’s death, the Corporation shall pay any remaining unpaid benefits to the Participant’s legal representative.

10.12                 Unfunded Obligation.  A Participant shall have the status of a general unsecured creditor of the Corporation. Any amounts payable to a Participant pursuant to the Plan shall be unfunded and unsecured obligations for all purposes. The Corporation shall not be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Corporation shall retain at all times beneficial ownership of any investments, including trust investments, which the Corporation may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or the Corporation and a Participant, or otherwise create any Vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Corporation. A Participant shall have no claim against the Corporation for any changes in the value of any assets which may be invested or reinvested by the Corporation with respect to the Plan.

10.13                 Approval of Plan.  The Plan shall be subject to the approval of the holders of at least a majority of the votes cast on a proposal to approve the Plan at a duly held meeting of shareholders of the Corporation held within twelve (12) months after adoption of the Plan by the Board. No Award granted under the Plan may be exercised or paid in whole or in part unless the Plan has been approved by the shareholders as provided herein. If not approved by shareholders within twelve (12) months after approval by the Board, the Plan and any Awards granted under the Plan shall be null and void, with no further force or effect.

10.14                 Governing Law.  Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and Agreements under the Plan, shall be governed by the laws of the State of Michigan, without regard to its conflict of law rules.

IN WITNESS WHEREOF, this Rockwell Medical Technologies, Inc. 2007 Long Term Incentive Plan has been executed on behalf of the Corporation on this 11th day of April, 2007.

ROCKWELL MEDICAL TECHNOLOGIES, INC.

By:	/s/ ROBERT L. CHIOINI
	Its:	Chief Executive Officer

BOARD APPROVAL: 4/11/07

SHAREHOLDER APPROVAL:	5/24/07
5/23/08
5/21/09
5/27/10
5/26/11
5/24/12
4/30/13

AMENDMENT TO

ROCKWELL MEDICAL TECHNOLOGIES, INC.

AMENDED AND RESTATED 2007 LONG TERM INCENTIVE PLAN

This Amendment to the Rockwell Medical Technologies, Inc. Amended and Restated 2007 Long Term Incentive Plan (the “Plan”) is made this 24th day of May, 2012 pursuant to Section 10.6 of the Plan following approval by the Board of Directors and shareholders of Rockwell Medical Technologies, Inc.

Section 1.7(a) is amended and restated in its entirety to read as follows:

(a)         The Corporation has reserved 6,250,000 shares of the Corporation’s Common Stock for issuance pursuant to stock-based Awards, including without limitation, Incentive Stock Options. All amounts in this Section 1.7 shall be adjusted, as applicable, in accordance with Article IX.

Except as specifically modified herein, the remaining provisions of the Plan remain in full force and effect.

IN WITNESS WHEREOF, Rockwell Medical Technologies, Inc. has caused this Amendment to be executed as of the day and year first above written.

ROCKWELL MEDICAL TECHNOLOGIES, INC.

/s/ ROBERT L. CHIOINI
Robert L. Chioini
President and Chief Executive Officer

AMENDMENT TO

ROCKWELL MEDICAL, INC.

AMENDED AND RESTATED 2007 LONG TERM INCENTIVE PLAN

This Amendment to the Rockwell Medical, Inc. Amended and Restated 2007 Long Term Incentive Plan (the “Plan”) is made this 30th day of April, 2013 pursuant to Section 10.6 of the Plan following approval by the Board of Directors and shareholders of Rockwell Medical, Inc.

Section 1.7(a) is amended and restated in its entirety to read as follows:

(a)         The Corporation has reserved 7,750,000 shares of the Corporation’s Common Stock for issuance pursuant to stock-based Awards, including without limitation, Incentive Stock Options. All amounts in this Section 1.7 shall be adjusted, as applicable, in accordance with Article IX.

Except as specifically modified herein, the remaining provisions of the Plan remain in full force and effect.

IN WITNESS WHEREOF, Rockwell Medical, Inc. has caused this Amendment to be executed as of the day and year first above written.

ROCKWELL MEDICAL, INC.

/s/ Robert L. Chioini
Robert L. Chioini
President and Chief Executive Officer

AMENDMENT TO ROCKWELL MEDICAL, INC.

AMENDED AND RESTATED 2007 LONG TERM INCENTIVE PLAN

This Amendment to the Rockwell Medical, Inc. Amended and Restated 2007 Long Term Incentive Plan (the “Plan”) is made this 22nd day of May, 2014 pursuant to Section 10.6 of the Plan following approval by the Board of Directors and shareholders of Rockwell Medical, Inc.

1.              Section 1.7(a) is amended and restated in its entirety to read as follows:

(a)                                 The Corporation has reserved 9,500,000 shares of the Corporation’s Common Stock for issuance pursuant to stock-based Awards, including without limitation, Incentive Stock Options. All amounts in this Section 1.7 shall be adjusted, as applicable, in accordance with Article IX.

2.              Section 7.3 is amended and restated in its entirety to read as follows:

Individual Participant Limitations. Subject to adjustment as provided in Section 9.1, no Participant in any one fiscal year of the Corporation may be granted (a) Options or Stock Appreciation Rights with respect to more than five hundred thousand (500,000) shares of Common Stock; (b) Restricted Stock or Restricted Stock Units that are denominated in shares of Common Stock with respect to more than two hundred thousand (200,000) shares; (c) Performance Awards that are denominated in shares of Common Stock with respect to more than one hundred thousand (100,000) shares; and (d) an Annual Incentive Award denominated in shares of Common Stock with respect to more than one hundred thousand (100,000) shares. The maximum dollar value payable to any Participant in any one fiscal year of the Corporation with respect to Restricted Stock Units, Performance Awards or Annual Incentive Awards that are valued in property other than Common Stock is the lesser of two million dollars ($2,000,000) or four (4) times the Participant’s base salary (or if the Participant is a Director or Consultant, the Participant’s total cash compensation) for the fiscal year. If an Award is cancelled, the cancelled Award shall continue to be counted towards the applicable limitations.

3.              Except as specifically modified herein, the remaining provisions of the Plan remain in full force and effect.

IN WITNESS WHEREOF, Rockwell Medical, Inc. has caused this Amendment to be executed as of the day and year first above written.

ROCKWELL MEDICAL, INC.

Robert L. Chioini
Its: President and Chief Executive Officer

ANNUAL MEETING OF SHAREHOLDERS OF ROCKWELL MEDICAL, INC.

May 22, 2014

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Meeting, proxy statement, proxy card and 2013 annual report to shareholders are available at http://www.rockwellmed.com/invest.htm

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

This Proxy is solicited on behalf of our Board of Directors. The Board recommends a vote “FOR” the nominee in Proposal 1, “FOR” each of the Board’s proposals and “AGAINST” the shareholder proposal below. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE☒

1.	Election of Class II Director.

NOMINEE:

☐	FOR ALL NOMINEES ☐	Kenneth L. Holt

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

			FOR	AGAINST	ABSTAIN

2.	Approve a non-binding proposal to approve the compensation of the Company’s named executive officers.		☐	☐	☐

			FOR	AGAINST	ABSTAIN

3.	Approve an amendment to the Amended and Restated 2007 Long Term Incentive Plan to increase the shares subject to the Plan.		☐	☐	☐

			FOR	AGAINST	ABSTAIN

4.	Approve a proposal to ratify the selection of Plante & Moran, PLLC as our independent registered public accounting firm for 2014.		☐	☐	☐

	THE BOARD RECOMMENDS A VOTE AGAINST THIS PROPOSAL		FOR	AGAINST	ABSTAIN
5.	Approve a shareholder proposal, if properly presented at the meeting.		☐	☐	☐

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In their discretion with respect to any other matters that may properly come before the meeting.

This proxy will be voted, when properly executed, in accordance with the specifications made herein. If no instructions are indicated, the shares represented by this Proxy will be voted FOR the nominee in Proposal 1, FOR the Board proposals and AGAINST the shareholder proposal.

Please date, sign and return this Proxy promptly in the enclosed envelope.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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REVOCABLE PROXY

ROCKWELL MEDICAL, INC.

ANNUAL MEETING OF SHAREHOLDERS MAY 22, 2014

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF ROCKWELL MEDICAL, INC.

The undersigned, as a shareholder of record on April 1, 2014, hereby appoints Robert L. Chioini and Thomas E. Klema, and each of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned and hereby authorizes them to vote as proxy all of the common shares, no par value, of Rockwell Medical, Inc. (the “Company”) which the undersigned would be entitled to vote if then personally present at the Annual Meeting of Shareholders of the Company to be held on May 22, 2014 at 4:30 p.m. Eastern time, and at any and all adjournments or postponements thereof, upon all matters properly coming before the Annual Meeting including, without limitation, those matters set forth in the Notice of Annual Meeting and Proxy Statement dated April 14, 2014 (receipt of which is hereby acknowledged), and a vote to adjourn the meeting..  In their discretion, to the extent permitted by law, the proxies are also authorized to vote upon such matters as may properly come before the meeting, including the election of any person to the Board of Directors where a nominee named in the Proxy Statement dated April 14, 2014, is unable to serve or, for good cause, will not serve. The undersigned ratifies all that the proxies or either of them or their substitutes may lawfully do or cause to be done by virtue hereof and revokes all former proxies.

(Continued and to be Signed on Reverse Side)

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QuickLinks

INTRODUCTION
VOTING SECURITIES AND PRINCIPAL HOLDERS
ELECTION OF DIRECTORS
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
Summary Compensation Table
Grants of Plan-Based Awards
Outstanding Equity Awards at Fiscal Year-End
Option Exercises and Stock Vested for 2013
2013 Director Compensation
NON-BINDING PROPOSAL TO APPROVE EXECUTIVE COMPENSATION
PROPOSAL TO APPROVE AMENDMENT OF AMENDED AND RESTATED 2007 LONG TERM INCENTIVE PLAN
PROPOSAL TO RATIFY SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2014
SHAREHOLDER PROPOSAL RECOMMENDING ACTION TO ADOPT A MAJORITY VOTE STANDARD FOR THE ELECTION OF DIRECTORS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS